                                                                   EXHIBIT 4.2






================================================================================


                        DIGITAL EQUIPMENT CORPORATION

                                      TO

                        BANKERS TRUST COMPANY, Trustee


                       _______________________________

                                  INDENTURE

                         Dated as of January 21, 1994

                       _______________________________


================================================================================

                        DIGITAL EQUIPMENT CORPORATION

    Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and
                   Indenture, dated as of January 21, 1994


Trust Indenture
Act Section                                                         Indenture Section
Section 310      (a)(1)                                             609
                 (a)(2)                                             609
                 (a)(3)                                             Not Applicable
                 (a)(4)                                             Not Applicable
                 (a)(5)                                             609
                 (b)                                                608, 610
Section 311      (a)                                                613
                 (b)                                                613(b)
                 (b)(2)                                             703(a)(2), 703(b)
Section 312      (a)                                                701, 702(a)
                 (b)                                                702(b)
                 (c)                                                702(c)
Section 313      (a)                                                703(a)
                 (b)                                                703(b)
                 (c)                                                703(a), 703(b)
                 (d)                                                703(c)
Section 314      (a)                                                704
                 (b)                                                Not Applicable
                 (c)(1)                                             102
                 (c)(2)                                             102
                 (c)(3)                                             Not Applicable
                 (d)                                                Not Applicable
                 (e)                                                102
Section 315      (a)                                                601(a)
                 (b)                                                602
                 (c)                                                601(b)
                 (d)                                                601(c)
                 (d)(1)                                             601(a)(1)
                 (d)(2)                                             601(c)(2)
                 (d)(3)                                             601(c)(3)
                 (e)                                                514
Section 316      (a)                                                101
                 (a)(1)(A)                                          502, 512
                 (a)(1)(B)                                          513
                 (a)(2)                                             Not Applicable
                 (b)                                                508
                 (c)                                                104

Trust Indenture
Act Section                                                         Indenture Section
Section 317      (a)(1)                                             503
                 (a)(2)                                             504
                 (b)                                                1003
Section 318      (a)                                                107





_________________________

NOTE:This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS


NOTE:    This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                             PAGE
RECITALS OF THE COMPANY                                                      1

ARTICLE ONE      DEFINITIONS AND OTHER PROVISIONS OF GENERAL
                 APPLICATION                                                 1

         Section 101.  Definitions                                           1

         Act                                                                 2
         Affiliate                                                           2
         Authenticating Agent                                                2
         Board of Directors                                                  2
         Board Resolution                                                    2
         Business Day                                                        2
         Called Securities                                                   2
         Capitalized Lease Obligation                                        2
         Capital Stock                                                       2
         Closing Price                                                       3
         Commission                                                          3
         Common Stock                                                        3
         Company                                                             3
         Company Request                                                     3
         Constituent Person                                                  3
         Conversion Agent                                                    3
         Conversion Price                                                    3
         Corporate Trust Office                                              3
         Corporation                                                         3
         Debt Warrants                                                       4
         Defaulted Interest                                                  4
         Depositary                                                          4
         Distribution Record Date                                            4
         Dividend Record Date                                                4
         Escrow Agent                                                        4
         Escrow Agreement                                                    4
         Event of Default                                                    4
         Exchange Act                                                        4
         Exchange Agent                                                      4

                                      (i)

                                                                             PAGE
         Exchange Rate                                                       4
         Exchange Securities                                                 4
         Global Security                                                     5
         Guaranty                                                            5
         Holder                                                              5
         Indebtedness                                                        5
         Indenture                                                           6
         Interest                                                            6
         Interest Payment Date                                               6
         Market Price                                                        6
         Market Value of the Distribution                                    6
         Material Subsidiary                                                 6
         Maturity                                                            7
         Obligation                                                          7
         Officers' Certificate                                               7
         Opinion of Counsel                                                  7
         Original Issue Discount Security                                    7
         Outstanding                                                         7
         Paying Agent                                                        8
         Payment Blockage Notice                                             8
         Person                                                              8
         Place of Payment                                                    8
         Predecessor Security                                                9
         Preferred Stock                                                     9
         Proceeding                                                          9
         Redemption Date                                                     9
         Redemption Price                                                    9
         Reference Date                                                      9
         Regular Record Date                                                 9
         Responsible Officer                                                 9
         Rights Record Date                                                  9
         Securities                                                          9
         Security Register                                                   9
         Senior Indebtedness                                                 9
         Short Term Rights                                                  10
         Special Record Date                                                10
         Stated Maturity                                                    10
         Subsidiary                                                         10
         Trading Day                                                        10
         Trigger Events                                                     10
         Trustee                                                            10
         Trust Indenture Act                                                11
         Unadjusted Distribution                                            11

                                     (ii)

                                                                             PAGE
         U.S. Government Obligations                                         11
         Vice President                                                      11
         Section 102.  Compliance Certificates and Opinions                  11
         Section 103.  Form of Documents Delivered to Trustee                12
         Section 104.  Acts of Holders                                       12
         Section 105.  Notices, Etc., to Trustee and Company                 13
         Section 106.  Notice to Holders; Waiver                             14
         Section 107.  Conflict with Trust Indenture Act                     14
         Section 108.  Effect of Headings and Table of Contents              14
         Section 109.  Successors and Assigns                                15
         Section 110.  Separability Clause                                   15
         Section 111.  Benefits of Indenture                                 15
         Section 112.  Governing Law                                         15
         Section 113.  Legal Holidays                                        15
         Section 114.  Stockholders, Employees, Officers and Directors of
                       Company Exempt from Individual Liability              15

ARTICLE TWO      SECURITY FORMS                                              16
         Section 201.  Forms of Securities Generally                         16
         Section 202.  Securities in Global Form                             17

ARTICLE THREE    THE SECURITIES                                              17
         Section 301.  Amount Unlimited; Issuable in Series                  18
         Section 302.  Denominations                                         20
         Section 303.  Execution, Authentication, Delivery and Dating        20
         Section 304.  Temporary Securities                                  22
         Section 305.  Registration, Registration of Transfer and Exchange   23
         Section 306.  Mutilated, Destroyed, Lost and Stolen Securities      24
         Section 307.  Payment of Interest; Interest Rights Preserved;
                       Paying Agent                                          25
         Section 308.  Persons Deemed Owners                                 27
         Section 309.  Cancellation                                          27
         Section 310.  Computation of Interest                               28

ARTICLE FOUR     SATISFACTION AND DISCHARGE                                  28
         Section 401.  Satisfaction and Discharge of Indenture               28
         Section 402.  Application of Trust Money                            29
         Section 403.  Defeasance and Discharge of Securities                29

ARTICLE FIVE     EVENTS OF DEFAULT AND REMEDIES                              31
         Section 501.  Events of Default                                     31
         Section 502.  Acceleration of Maturity; Rescission and Annulment    33
         Section 503.  Collection of Indebtedness and Suits for Enforcement
                       by Trustee                                            34
         Section 504.  Trustee May File Proofs of Claim                      35

                                     (iii)

                                                                            PAGE
         Section 505.  Trustee May Enforce Claims Without Possession of
                       Securities                                             36
         Section 506.  Application of Money Collected                         36
         Section 507.  Limitation on Suits                                    37
         Section 508.  Unconditional Right of Holders to Receive Principal,
                       Premium and Interest                                   37
         Section 509.  Restoration of Rights and Remedies                     38
         Section 510.  Rights and Remedies Cumulative                         38
         Section 511.  Delay or Omission Not Waiver                           38
         Section 512.  Control by Holders                                     39
         Section 513.  Waiver of Past Defaults                                39
         Section 514.  Undertaking for Costs                                  40
         Section 515.  Waiver of Stay or Extension Laws                       40

ARTICLE SIX      THE TRUSTEE                                                  41
         Section 601.  Certain Duties and Responsibilities of the Trustee     41
         Section 602.  Notice of Defaults                                     42
         Section 603.  Certain Rights of the Trustee                          42
         Section 604.  Not Responsible for Recitals or Issuance of Securities 43
         Section 605.  May Hold Securities                                    44
         Section 606.  Money Held in Trust                                    44
         Section 607.  Compensation and Reimbursement                         44
         Section 608.  Disqualification; Conflicting Interests                45
         Section 609.  Corporate Trustee Required; Eligibility                45
         Section 610.  Resignation and Removal; Appointment of Successor      45
         Section 611.  Acceptance of Appointment by Successor                 47
         Section 612.  Merger, Conversion, Consolidation or Succession to
                       Business                                               48
         Section 613.  Preferential Collection of Claims Against Company      48
         Section 614.  Appointment of Authenticating Agent                    49

ARTICLE SEVEN    HOLDERS' LISTS AND REPORTS BY TRUSTEE AND
                 COMPANY                                                      50
         Section 701.  Company to Furnish Trustee Names and Addresses of
                       Holders                                                50
         Section 702.  Preservation of Information; Communications to Holders 51
         Section 703.  Reports by Trustee                                     52
         Section 704.  Reports by Company                                     53

ARTICLE EIGHT    CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER
                 OR LEASE                                                     54
         Section 801.  Company May Consolidate, Etc., Only on Certain Terms   54
         Section 802.  Successor Substituted                                  55

ARTICLE NINE     SUPPLEMENTAL INDENTURES                                      55
         Section 901.  Supplemental Indentures Without Consent of Holders     55

                                     (iv)

                                                                            PAGE
         Section 902.  Supplemental Indentures with Consent of Holders        57
         Section 903.  Effect of Holders' Consents                            58
         Section 904.  Execution of Supplemental Indentures                   59
         Section 905.  Effect of Supplemental Indentures                      59
         Section 906.  Conformity with Trust Indenture Act                    59
         Section 907.  Reference in Securities to Supplemental Indentures     59

ARTICLE TEN      COVENANTS                                                    60
         Section 1001.  Payment of Principal, Premium and Interest            60
         Section 1002.  Maintenance of Office or Agency                       60
         Section 1003.  Money for Securities Payments to Be Held in Trust     60
         Section 1004.  Corporate Existence                                   62
         Section 1005.  Maintenance of Properties                             62
         Section 1006.  Payment of Taxes and Other Claims                     62
         Section 1007.  Statement by Officers as to Default                   62
         Section 1008.  Waiver of Certain Covenants                           63
         Section 1009.  Defeasance of Certain Obligations                     63
         Section 1010.  Applicability of Covenants                            64

ARTICLE ELEVEN   REDEMPTION OF SECURITIES                                     65
         Section 1101.  Applicability of Article                              65
         Section 1102.  Election to Redeem; Notice to Trustee                 65
         Section 1103.  Selection by Trustee of Securities to Be Redeemed     65
         Section 1104.  Notice of Redemption                                  66
         Section 1105.  Deposit of Redemption Price                           67
         Section 1106.  Securities Payable on Redemption Date                 67
         Section 1107.  Securities Redeemed in Part                           67
         Section 1108.  Conversion Arrangements on Call for Redemption        68

ARTICLE TWELVE   SINKING FUNDS                                                68
         Section 1201.  Applicability of Article                              68
         Section 1202.  Satisfaction of Sinking Fund Payments with Securities 69
         Section 1203.  Redemption of Securities for Sinking Fund             69

ARTICLE THIRTEEN REPAYMENT AT THE OPTION OF HOLDERS                           69
         Section 1301.  Applicability of Article                              69

ARTICLE FOURTEEN SECURITIES IN FOREIGN CURRENCIES                             70
         Section 1401.  Applicability of Article                              70

ARTICLE FIFTEEN  MEETINGS OF HOLDERS                                          70
         Section 1501.  Purposes of Holders' Meetings                         70
         Section 1502.  Call of Meetings by Trustee                           71

                                      (v)

                                                                           PAGE
         Section 1503.  Call of Meetings by Company or Holders               71
         Section 1504.  Qualifications for Voting                            71
         Section 1505.  Regulations                                          72
         Section 1506.  Voting                                               72
         Section 1507.  Rights of Trustee or Holders not Delayed             73

ARTICLE SIXTEEN         SUBORDINATION OF SECURITIES                          73
         Section 1601.  Agreement to Subordinate                             73
         Section 1602.  Payment Over of Proceeds upon Dissolution, Etc       73
         Section 1603.  No Payment When Senior Indebtedness in Default       75
         Section 1604.  Reliance by Senior Indebtedness on Subordination
                        Provisions.                                          76
         Section 1605.  Subrogation to Rights of Holders of Senior
                        Indebtedness                                         76
         Section 1606.  Provisions Solely to Define Relative Rights          76
         Section 1607.  Trustee to Effectuate Subordination                  77
         Section 1608.  No Waiver of Subordination Provisions                77
         Section 1609.  Notice to Trustee                                    78
         Section 1610.  Reliance on Judicial Order or Certificate of
                        Liquidating Agent                                    79
         Section 1611.  Trustee Not Fiduciary for Holders of Senior
                        Indebtedness                                         79
         Section 1612.  Rights of Trustee as Holder of Senior Indebtedness;
                        Preservation of Trustee's Rights                     79
         Section 1613.  Article Applicable to Paying Agents                  80

ARTICLE SEVENTEEN       CONVERSION OF SECURITIES                             80
         Section 1701.  Applicability of Article; Conversion Privilege and
                        Conversion Price                                     80
         Section 1702.  Exercise of Conversion Privilege                     81
         Section 1703.  Fractions of Shares                                  82
         Section 1704.  Adjustment of Conversion Price                       82
         Section 1705.  Notice of Adjustments of Conversion Price            86
         Section 1706.  Notice of Certain Corporate Action                   87
         Section 1707.  Company to Reserve Common Stock                      87
         Section 1708.  Taxes on Conversion                                  87
         Section 1709.  Covenants as to Common Stock                         88
         Section 1710.  Cancellation of Converted Securities                 88
         Section 1711.  Provisions in Case of Consolidation, Merger or Sale
                        of Assets; Special Distributions                     88
         Section 1712.  Trustee Adjustment Disclaimer; Company Determination
                        Final                                                90
         Section 1713.  When No Adjustment Required                          90
         Section 1714.  Equivalent Adjustments                               90

ARTICLE EIGHTEEN        EXCHANGE OF SECURITIES                               91
         Section 1801.  Applicability of Article; Right of Exchange          91
         Section 1802.  Method of Exchange                                   91

                                     (vi)

                                                                           PAGE
         Section 1803.  Fractional Interests                                 93
         Section 1804.  Adjustment of Exchange Rate                          93
         Section 1805.  Escrow Agreement                                     94
         Section 1806.  Notice of Certain Events                             97
         Section 1807.  Transfer Taxes                                       98
         Section 1808.  Shares Free and Clear                                99
         Section 1809.  Cancellation of Exchanged Securities                 99
         Section 1810.  Provisions in Case of Consolidation, Merger or Sale
                        of Assets of the Issuer of Exchange Securities       99
         Section 1811.  Certain Tender or Exchange Offers for Exchange
                        Securities                                          100
         Section 1812.  Obligations of Trustee and Escrow Agent; Company
                        Determination Final                                 100
         Section 1813.  Tax Adjustments of Exchange Rate                    101
         Section 1814.  Cash Equivalent                                     103
         Section 1815.  Computation of Taxes Payable                        103


                                     (vii)

         INDENTURE, dated as of January 21, 1994, between DIGITAL EQUIPMENT CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (herein called the "Company"), having its principal office at 146 Main Street, Maynard, Massachusetts 01754-2751, and Bankers Trust Company, a New York banking corporation, as Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

         The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

         All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:


                                  ARTICLE ONE
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         SECTION 101.  DEFINITIONS.

                 (a) For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (2) whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. All terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in effect in the United States on the date of construction of any such term; and

                 (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                 (b) Certain terms, used principally in Article Six, are defined in that Article. Other terms used in this Indenture have the following meanings:

         "Act", when used with respect to any Holder, has the meaning specified in Section 104 hereof.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 hereof to act on behalf of the Trustee to authenticate Securities of one or more series.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary, the Clerk, an Assistant Secretary or an Assistant Clerk of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

         "Called Securities" has the meaning specified in Section 1108.

         "Capitalized Lease Obligation" means indebtedness represented by obligations under a lease that is recorded as capitalized for financial reporting purposes in accordance with generally accepted accounting principles and the amount of such indebtedness shall be the capitalized amount of such obligations determined in accordance with such principles.

         "Capital Stock" of any Person means any and all shares, interests, participations, rights to purchase, warrants, options or other equivalents (however designated) of corporate stock or other equity of such Person.

         "Closing Price" on any Trading Day with respect to the per share price of Common Stock means the last reported sales price regular way or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if not listed or admitted to trading on such Exchange, on the principal United States national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any United States national securities exchange, on the National Association of Securities Dealers Automated Quotations/National Market (Nasdaq/NNM) or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on Nasdaq/NNM, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" of any Person means every share of each class (however designated) of the Capital Stock of such Person that is not Preferred Stock of such Person.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary, an Assistant Secretary, its Clerk or an Assistant Clerk and delivered to the Trustee.

         "Constituent Person" has the meaning specified in Section 1711.

         "Conversion Agent" means any person authorized by the Company to act as Conversion Agent under this Indenture for purposes of Article Seventeen.

         "Conversion Price" has the meaning specified in Section 1701.

         "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture is located at Four Albany Street, New York, New York 10006.

         "Corporation" includes corporations, associations, companies and business trusts.

         "Debt Warrants" means certain warrants for the purchase of debt securities of the Corporation.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Depositary" means, with respect to the Securities of any series issuable or issued in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of that series. Each Depositary must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

         "Distribution Record Date" has the meaning specified in Section 1711.

         "Dividend Record Date" has the meaning specified in Section 1704(1)

         "Escrow Agent" means the Person named as Escrow Agent under the Escrow Agreement with respect to Exchange Securities for which any series of Securities is exchangeable pursuant to Article Eighteen and any successor Escrow Agent thereunder.

         "Escrow Agreement" means any Escrow Agreement entered into pursuant to
Section 1809 with respect to Exchange Securities for which any series of Securities is exchangeable pursuant to Article Eighteen, as the same may be supplemented and amended from time to time.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

         "Exchange Agent" means any person authorized by the Company to act as Exchange Agent under this Indenture for purposes of Article Eighteen.

         "Exchange Rate" shall have the meaning provided in Section 1801.

         "Exchange Securities" means any Capital Stock or other securities of a Person, other than the Company, owned by the Company for which Securities of any series may be exchangeable pursuant to Article Eighteen, as such shares of Capital Stock or securities may be changed or reclassified from time to time by any combination, subdivision or reclassification thereof to which Section 1804 applies. In the event a supplemental indenture is entered into pursuant to
Section 1811 providing that the Holder of each Security then outstanding which is exchangeable for Exchange Securities shall have the right to exchange such Security for any other Capital Stock or other securities or property (including cash), "Exchange Securities" shall include such other Capital Stock or other securities or property and, in the event the Company instructs the Escrow Agent to pay cash in lieu of delivering certificates representing Exchange Securities pursuant to Section 1815 and deposits such cash as required by Section 1815, "Exchange Securities" shall include such cash.

         "Global Security" means a Security evidencing all or a part of a series of Securities, issued to and registered in the name of the Depositary for such series, or its nominee, in accordance with Section 303, and bearing the legend prescribed in Section 202.

         "Guaranty" by any Person means any Obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, every Obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that a Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case in the ordinary course of business. The terms "Guaranteed," "Guaranteeing" and "Guarantor" shall have meanings correlative to the foregoing.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indebtedness" means, with respect to any Person, without duplication,
(i) any Obligation of such Person relating to any indebtedness of such Person
(A) for borrowed money (whether or not the recourse of the lender is to the whole of the assets, of such person or only to a portion thereof), (B) evidenced by notes, debentures or similar instruments (including purchase money obligations) given in connection with the acquisition of any property or assets (other than inventory or similar property acquired in the ordinary course of business), including securities, for the payment of which such Person is liable, directly or indirectly, or the payment of which is secured by a lien, charge or encumbrance on property or assets of such Person, (C) for goods, materials or services purchased in the ordinary course of business (other than trade accounts payable arising in the ordinary course of business), (D) with respect to letters of credit or bankers acceptances issued for the account of such Person or performance, surety or similar bonds, (E) for the payment of money relating to a Capitalized Lease Obligation or (F) under interest rate swaps, caps or similar agreements and foreign exchange contracts, currency swaps or similar agreements; (ii) any liability of others of the kind described in the preceding clause (i), which such Person has Guaranteed or which is otherwise its legal liability; and (iii) any and all deferrals, renewals, extensions and refunding of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i) or
(ii).

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 301; provided, however, that, if at any time more than one person is acting as Trustee under this Indenture due to the appointment of one or more separate Trustees for any one or more separate series of Securities pursuant to Section 610(e), "Indenture" shall mean, with respect to such series of Securities for which any such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities for which such person is Trustee established as contemplated by
Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is not Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such person had become such Trustee, but to which such person, as such Trustee, was not a party.

         "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

         "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

         "Market Price," when used with respect to any Exchange Securities as of any date, means, if such Exchange Securities are listed on a national securities exchange, the reported last sales price for such Exchange Securities on such exchange that is the primary market for such Exchange Securities, or if such Exchange Securities are not so listed, the reported last bid price therefor in the over-the-counter market on such date as recorded by any organization selected by the Company, or, if such bid price is not available, the market value thereof on such date determined by a firm of investment bankers or securities dealers having familiarity with such Exchange Securities selected by the Company; provided, however, that if any such date shall not be a Business Day, the Market Price shall be based on the specified price on the Business Day next preceding such date.

         "Market Value of the Distribution" has the meaning specified in
Section 1704.

         "Material Subsidiary" means, with respect to the Company at any time, each existing Subsidiary and each Subsidiary hereafter acquired or formed which would constitute a "significant subsidiary" in accordance with Section 210.1-02 of Regulation S-X promulgated by the Commission under the Exchange Act.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Obligation" of any Person with respect to any specified Indebtedness means any obligation of such Person to pay principal, premium, interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person, whether or not a claim for such post-petition interest is allowed in such Proceeding), penalties, reimbursement or indemnification amounts, fees, expenses or other amounts relating to such Indebtedness.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary, an Assistant Secretary, the Clerk or an Assistant Clerk of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who and which shall be reasonably acceptable to the Trustee.

         "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                 (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                 (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                 (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502 hereof, (ii) the principal amount of a Security denominated in one or more foreign currencies or currency units shall be the U.S. dollar equivalent, determined as of the date of original issuance of such Security in the manner provided as contemplated by Section 301, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities owned as provided in clause
(iii) above which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the persons described in clause (iii) above; and, subject to Sections 601 and 602, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

         "Payment Blockage Notice" and "Payment Blockage Period" have the respective meanings specified in Section 1603.

         "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places where, subject to Section 1002, the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Stock" of any Person means every share of each class (however designated) of the Capital Stock of such Person that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up, to any other share of such or any other class of the Capital Stock of such Person.

         "Proceeding" has the meaning specified in Section 1602.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Reference Date" has the meaning specified in Section 1704.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust and Agency Group (or any successor group) including, without limitation, any vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Rights Record Date" has the meaning specified in Section 1704(2).

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed by the Company, other than the following: (1) any Indebtedness as to which, in the instrument evidencing such Indebtedness or pursuant to which such Indebtedness was issued, it is expressly provided that such Indebtedness is subordinate in right of payment to all indebtedness of the Company not expressly subordinated to such Indebtedness; (2) any Indebtedness which by its terms refers explicitly to the Securities and states that such Indebtedness shall not be senior, shall be pari passu or shall be subordinated in right of payment to the Securities; and (3) with respect to any series of Securities, any Indebtedness of the Company evidenced by Securities of the same or of another series. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include: (a) Indebtedness of or amounts owed by the Company for compensation to employees, or for goods or materials purchased in the ordinary course of business, or for services, or (b) Indebtedness of the Company to a Subsidiary of the Company.

         "Short Term Rights" has the meaning specified in Section 1704(2).

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 307.

         "Stated Maturity," when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

         "Subsidiary" means, with respect to any Person, any corporation or other business entity of which securities representing more than 50% of the combined voting power of the total voting stock (or in the case of an association or other business entity which is not a corporation, more than 50% of the equity interest) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. When used herein without reference to any Person, Subsidiary means a Subsidiary of the Company. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Trading Day" means each day on which the securities exchange or other market which is used to determine the Closing Price is open for trading or quotation.

         "Trigger Events" has the meaning specified in Section 1704.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C.
Section 77aaa - 77bbbb), as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, except as provided in Section 905, as such act may be amended from time to time.

         "Unadjusted Distribution" has the meaning specified in Section 1704(4).

         "U.S. Government Obligations," means direct non-callable obligations of or non-callable obligations unconditionally guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

         "Vice President," when used with respect to the Company or any other entity, means any vice president (except that in the case of the Company, such term shall be limited to those vice presidents who are elected by the Board of Directors), whether or not designated by a number or a word or words added before or after the title "vice president."

         SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         SECTION 104.  ACTS OF HOLDERS.

                 (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.


                 (c) The Company may, in the circumstances permitted by the Trust Indenture Act or by this Indenture, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be, except otherwise expressly provided herein. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                 (d) The ownership of Securities shall be proved by the Security Register; as to any matter relating to beneficial ownership interests in any Global Security, the appropriate Depositary's records shall be dispositive for purposes of this Indenture.

                 (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         SECTION 105.  NOTICES, ETC., TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust and Agency Group,

                (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Treasurer (with a copy to the General Counsel), or

                (3) either the Trustee or the Company, by the other party, shall be sufficient for every purpose hereunder if given by facsimile transmission, receipt confirmed by telephone followed by an original copy delivered by guaranteed overnight courier: if to the Trustee at facsimile number (212) 250-6961; and if to the Company at facsimile number (617) 493-7417.

         SECTION 106.  NOTICE TO HOLDERS; WAIVER.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         SECTION 107.  CONFLICT WITH TRUST INDENTURE ACT.

         If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

         SECTION 108.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 109.  SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 110.  SEPARABILITY CLAUSE.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 111.  BENEFITS OF INDENTURE.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 112.  GOVERNING LAW.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts; provided that the duties, obligations and rights of the Trustee shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 113.  LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert or exchange a Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities, other than a provision of the Securities of any series that specifically states that it shall apply in lieu of this Section 113) payment of interest or principal (and premium, if any) or conversion or exchange of such Security need not be made at such Place of Payment on such date, but (except as otherwise provided in a Board Resolution, Officers' Certificate or supplemental indenture with respect to Securities of any Series) may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, or on such last day for conversion or exchange; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

         SECTION 114. STOCKHOLDERS, EMPLOYEES, OFFICERS AND DIRECTORS OF COMPANY
                      EXEMPT FROM INDIVIDUAL LIABILITY.

         No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.


                                  ARTICLE TWO
                                SECURITY FORMS

         SECTION 201.  FORMS OF SECURITIES GENERALLY.

         The Securities of each series shall be substantially in the form of Exhibit A hereto or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary, an Assistant Secretary, the Clerk or an Assistant Clerk of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

         The Trustee's certificates of authentication shall be substantially in the form set forth below:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                        BANKERS TRUST COMPANY,
                                        as Trustee


                                        By_________________________________
                                          Authorized Signature


         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or mechanically reproduced on safety paper, or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         SECTION 202.  SECURITIES IN GLOBAL FORM.

         If Securities of a series shall be issuable in the form of one or more Global Securities, then notwithstanding clause (10) of Section 301 and the provisions of Section 302, any such Global Security or Securities may provide that it or they shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced from time to time to reflect exchanges. Any endorsement of any Global Security to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made by the Trustee in such manner or by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto and the records of the registrar for such Global Securities shall be conclusive evidence of the aggregate principal amount outstanding of any Global Security. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Global Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order.

         Unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Global Security in permanent global form shall be made to the registered Holder thereof.

         Any Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form:

            "This Security is a Global Security within the meaning set forth in the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or its nominee to a successor Depositary or its nominee."

                                 ARTICLE THREE
                                THE SECURITIES

         SECTION 301.  AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                (2) the currency or currencies, including composite currencies, in which payment of the principal of (and premium, if any) and interest on the Securities of the series shall be payable (if other than the currency of the United States of America) and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of "Outstanding" in Section 101;

                (3) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

                (4) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

                (5) the date or dates on which the principal of the Securities of the series is payable;

                (6) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, or the method or methods, if any, by which such date or dates shall be determined, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on any Interest Payment Date and the basis upon which interest shall be calculated if other than a 360-day year of twelve 30-day months;

                (7) the place or places where the principal of (and premium, if any) and interest on Securities of the series shall be payable, where Securities of the series may be surrendered for registration of transfer or for exchange and where demands to or upon the Company in respect of the Securities of the series and this Indenture may be served;

                (8) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                (10) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                (11) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                (12) whether the Securities of the series shall be issued in the form of one or more Global Securities and in such case, (a) if registered securities of the series are to be issuable as a Global Security, the Depositary for such Global Security or Securities, which Depositary shall be a clearing agency registered under the Exchange Act, and (b) the circumstances under which any such Global Security may be exchanged for Securities registered in the name of, and any transfer of such Global Security may be registered to, a person other than such Depositary or its nominee, if other than as set forth in Section 305;

                (13) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or a Holder thereof, in one or more currencies or currency units other than that or those in which the Securities are stated to be payable, the currency, currencies or currency units in which payment of the principal of or any premium and interest on Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

                (14) if the Securities are to be issued upon the exercise of Debt Warrants, the time, manner and place for the Securities to be authenticated and delivered;

                (15) any deletions from, modifications of or additions to the Events of Default or covenants of the Company with respect to the Securities, whether or not such Events of Default or covenants are consistent with the Events of Default or covenants set forth in the general provisions of this

         Indenture, and any change in the right of any Trustee or any of the holders to declare the principal amount of any of the Securities due and payable;

                (16) whether the Securities will be convertible into or exchangeable for Common Stock or other securities or into Securities of another series of the Company and, if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, including the conversion or exchange price and the conversion or exchange period; and

                (17) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

         If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary, an Assistant Secretary, the Clerk or an Assistant Clerk of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

         SECTION 302.  DENOMINATIONS.

         The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by
Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

         SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one or its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary, one of its Assistant Secretaries, its Clerk or one of its Assistant Clerks. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Security or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by
Section 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section
601) shall be fully protected in relying upon, (a) an Opinion of Counsel stating:

                (1) that the form of such Securities has been established in conformity with the provisions of this Indenture;

                (2) that the terms of such Securities have been established in conformity with the provisions of this Indenture; and

                (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

and (b) an Officers' Certificate stating:

           (1) that the aggregate principal amount of the Outstanding Securities, following the issuance of such Securities, will not exceed the maximum principal amount authorized by the Company's Board of Directors; and

         (2) that the Company is not currently in default and, following the issuance of such Securities, will not be in default under this Indenture.

         If all of the Securities of a series are not to be originally issued at the same time, then the documents required to be delivered pursuant to the third paragraph of this Section 303 must be delivered only once, prior to the authentication and delivery of the first Security of such series; provided, however, that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall be deemed to constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to the third paragraph of this Section 303 shall be true and correct as if made on such date.

         If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, in accordance with this Section 303 and the Company Order with respect to such series, authenticate and deliver one or more Global Securities that shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such depositary and shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         Notwithstanding the foregoing, if any Security (including a Global Security) shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

         SECTION 304.  TEMPORARY SECURITIES.

         Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         Except in the case of temporary Securities issued in global form, which shall be exchanged in accordance with the provisions thereof, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

         SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         With respect to Securities issued in definitive registered form, if any, the Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for the series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denomination and of a like aggregate principal amount.

         Notwithstanding any other provision of this Section 305, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary, by a nominee of such Depositary to such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

         At the option of the Holder, Securities of any series (except a Global Security) may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

         Notwithstanding the foregoing and except as otherwise specified or contemplated by Section 301, any Global Security shall be exchangeable pursuant to this Section 305 or Sections 304 and 1107 for Securities registered in the name of any person other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Exchange Act;
(ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable and the transfer thereof so registrable (which Company Order will authorize and direct the Trustee to authenticate and deliver upon such exchange Securities of such series in definitive registered form, in authorized denominations, in the aggregate principal amount equal to the principal amount or amounts of such Global Security or Securities) or (iii) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Upon the occurrence in respect of any Global Security of any series of any one or more of the conditions specified in clause (i), (ii) or (iii) of the preceding sentence or such other conditions as may be specified pursuant to Section 301, such Global Security may be exchanged for Securities registered in the names of, and the transfer of such Global Security may be registered to, such persons (including persons other than the Depositary with respect to such series and its nominees) as such Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall direct. Such Securities shall be delivered at the Corporate Trust Office to the persons in whose names such Securities are so registered. Notwithstanding any other provision of this Indenture, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security shall also be a Global Security and shall bear the legend specified in Section 202 except for any Security authenticated and delivered in exchange for, or upon registration of transfer of, a Global Security pursuant to the preceding sentence. Upon the exchange of a Global Security for Securities in definitive registered form such Global Security shall be cancelled by the Trustee.

         The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

         SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED; PAYING AGENT.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than
         15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Company shall promptly notify the Trustee of such Special Record Date and, in the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record
         Date therefor to be mailed, first-class postage prepaid, to each
         Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special
         Record Date.  Notice of     the proposed payment of such Defaulted
         Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2);

                (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 307, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         The Company shall maintain an office or agency where Securities may be presented for payment. The Trustee is hereby appointed "Paying Agent." The Company may appoint one or more additional Paying Agents. The term Paying Agent includes any additional Paying Agent. The Company or any of its subsidiaries may act as Paying Agent.

         The Company shall enter into an appropriate agency agreement with any Paying Agent not a party to this Indenture that shall implement the provisions of this Indenture that relate to such Paying Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Paying Agent and any change in the address of such Paying Agent.

         In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest, the Stated Maturity of which is on such Interest Payment Date, shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest the Stated Maturity of which is after the date of conversion of such Security shall not be payable.

         SECTION 308.  PERSONS DEEMED OWNERS.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

         No Holder of any beneficial interest in any Global Security held on its behalf by a Depositary shall have any rights under this Indenture with respect to such Global Security, and such Depositary shall be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in any Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         SECTION 309.  CANCELLATION.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee and a certificate of destruction provided to the Company, unless the Trustee is otherwise directed by a Company Order.

         SECTION 310.  COMPUTATION OF INTEREST.

         Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                 ARTICLE FOUR
                          SATISFACTION AND DISCHARGE

         SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, exchange, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute instruments in form and substance satisfactory to the Trustee and the Company acknowledging satisfaction and discharge of this Indenture, when:

         (1)     either:

                (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
         (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
         Section 1003) have been delivered to the Trustee for cancellation; or

                (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, (ii) will become due and payable at their Stated Maturity within one year, (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or (iv) are deemed paid and discharged pursuant to Section 403, and the Company, in the case of clauses (i), (ii), (iii) or (iv) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

         SECTION 402.  APPLICATION OF TRUST MONEY.

                 (a)      Subject to the provisions of the last paragraph of
Section 1003, all money deposited with the Trustee pursuant to Section 401, all money and U.S. Government Obligations deposited with the Trustee pursuant to
Section 403 or 1009 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 403 or 1009 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for the payment of which such money and U.S. Government Obligations have been deposited with or received by the Trustee.

                 (b) The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 403 or 1009 or the interest and principal received in respect of such obligations other than any payable by or on behalf of Holders.

                 (c) The Trustee shall deliver or pay to the Company from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 403 or 1009 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money were deposited or received. In addition, all moneys deposited with the Trustee pursuant to
Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

         SECTION 403.  DEFEASANCE AND DISCHARGE OF SECURITIES.

         The Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any series on the 91st day after the date of the deposit referred to in subparagraph (1) below, the provisions of this Indenture (except as to the right of Holders of such Securities to receive, from the trust funds described in subparagraph (1) below, payment of the principal of (and premium, if any) and each installment of interest on such Outstanding Securities on the Stated Maturity of such principal or installment of interest (including any mandatory sinking fund or analogous payments), the Company's obligations with respect to such Securities under Sections 305, 306, 1002 and 1003, and the rights, powers, trusts, duties and immunities of the Trustee hereunder) shall no longer be in effect, and the Trustee, upon Company Request and at the expense of the Company, shall execute instruments in form and substance satisfactory to the Company and the Trustee acknowledging the same, provided that the following conditions shall have been satisfied:

                (1) the Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 hereof), irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4) and (5) below have been satisfied and except as provided in Section 402(c)), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, with reference to this
         Section 403, (i) money in an amount, (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms, without regard to any reinvestment thereof, will provide not later than the close of business on the day prior to the due date of any payment referred to in this paragraph (1) money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any), including any mandatory sinking fund or analogous payments, and each installment of interest on such Outstanding Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

                (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is party or by which it is bound;

                (3) no Event of Default or event which, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing on the date of such deposit, and no Event of Default under Section 501(5) or 501(6) or event which, after notice or lapse of time or both, would become an Event of Default under Section 501(5) or 501(6) shall have occurred and be continuing on the 91st day after such date;

                (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or that since the date of this Indenture there has been a change in applicable tax laws, in either case to the effect that Holders of such Securities will not recognize income, gain or loss for

         Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred; and

                (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance and discharge of the entire indebtedness on all such Outstanding Securities as contemplated by this Section 403 have been complied with.

         Notwithstanding the cessation, termination and discharge of all obligations, covenants and agreements (except as provided above in this Section
403) of the Company under this Indenture with respect to any series of Securities, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and the obligations of the Trustee under Section 402 and the last paragraph of
Section 1003 shall survive with respect to such series of Securities.


                                 ARTICLE FIVE
                        EVENTS OF DEFAULT AND REMEDIES

         SECTION 501.  EVENTS OF DEFAULT.

         "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days, whether or not such payment is prohibited by Article Sixteen;

                (2) default in the payment of the principal of (or premium, if any, on) any Security of that series at its Maturity, whether or not such payment is prohibited by Article Sixteen;

                (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, whether or not such payment is prohibited by Article Sixteen;

                (4) subject to Section 1009 hereof, default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with or which has expressly been included in this

         Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                (5) the entry by a court of competent jurisdiction of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days (or any dismissal, stay, rescission or termination ceasing to remain in effect);

                (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding seeking to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                (7) any other Event of Default provided with respect to Securities of that series.

         Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 501 with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be at the close of business on the day the Trustee receives such Notice of Default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided, that if Holders of less than the requisite percentage in principal amount of the Outstanding Securities of such series, or their proxies, shall have joined in such Notice of Default prior to the day which is 90 days after such record date, such Notice of Default shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new Notice of Default identical to a Notice of Default which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 501.

         SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default (other than an Event of Default described in Section 501(5) or 501(6)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and all accrued interest thereon, if any, shall become immediately due and payable. In case an Event of Default described in Section 501(5) or 501(6) shall occur, such amount shall be due and payable without any declaration of acceleration or any act on the part of the Trustee or the Holders.

         At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration of acceleration and its consequences if:

         (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                (A)     all overdue interest on all Securities of that series,

                (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel (including without limitation all amounts set forth in Section 607 hereof);

     and

         (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon receipt by the Trustee of any written notice declaring such an acceleration, or rescission and annulment thereof, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or recision and annulment, as the case may be, shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 502.

         SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if:

                (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

                (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of, the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

                (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding, except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of the Securities parties to any such proceedings.

         SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
SECURITIES.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         SECTION 506.  APPLICATION OF MONEY COLLECTED.

         Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                FIRST:  To the payment of all amounts due the Trustee under
         Section 607; and

                SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

         SECTION 507.  LIMITATION ON SUITS.

         No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

                (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

         SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL,
                      PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture but subject to the provisions of Article Sixteen, the Holder of any Security shall have the right, which is absolute and unconditional and shall not be impaired without the consent of such Holder, to

       (1) receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date);

       (2) convert such Security in accordance with Article Seventeen if such Security is so convertible;

       (3) exchange such Security in accordance with Article Eighteen, if such Security is exchangeable; and

       (4) institute suit for the enforcement of any such payment, right to convert or right to exchange, as the case may be.

         SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 511.  DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         SECTION 512.  CONTROL BY HOLDERS.

         The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

                (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

                (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities of a series all or part of which is represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities of such series entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that if less than the Holders of a majority in principal amount of the Outstanding Securities of such series shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 512.

         Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Holders.

         SECTION 513.  WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default:

                (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series; or

                (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the persons entitled to waive any past default hereunder. If a record date is fixed, the Holders of securities of such series on such record date, or their duly designated proxies, and only such persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, that unless such majority in principal amount of the Outstanding Securities of any series shall have waived such default prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder of securities of such series be cancelled and of no further effect.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 514.  UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 514 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

         SECTION 515.  WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX
                                  THE TRUSTEE

       SECTION 601.  CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE.

                 (a) With respect to the Securities of any series, except during the continuance of an Event of Default with respect to the Securities of such series:

                (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but shall not be under any duty to verify the contents or accuracy thereof.

                 (b) In case an Event of Default with respect to the Securities of any series has occurred and is continuing, the Trustee shall, with respect to Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                 (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                 (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 601.

         SECTION 602.  NOTICE OF DEFAULTS.

         Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

         SECTION 603.  CERTAIN RIGHTS OF THE TRUSTEE.

         Subject to the provisions of Section 601:

                (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of any series; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Holders or, if paid by the Trustee, shall be repaid by the Holders upon demand. The Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company relevant to the facts or matters that are the subject of its inquiry, personally or by agent or attorney; and

                (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

         SECTION 604.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

         SECTION 605.  MAY HOLD SECURITIES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613 hereof, may otherwise deal with the Company with the same rights it would have it if were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

         SECTION 606.  MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         SECTION 607.  COMPENSATION AND REIMBURSEMENT.

         The Company agrees:

                (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                (3) to indemnify the Trustee (in its individual capacity and as Trustee) and each of its officers, directors, attorneys in fact and agents for, and to hold each of them harmless against, any loss, liability, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim. When the Trustee incurs expenses or renders services after an Event of Default specified in clauses (5) and (6) under
Section 501 occurs, the expenses and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law.

         SECTION 608.  DISQUALIFICATION; CONFLICTING INTERESTS.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

         SECTION 609.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

         There shall at all times be a Trustee hereunder which shall be a person that is eligible pursuant to the Trust Indenture Act to act as such and have a combined capital and surplus of at least $50,000,000 subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 609, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 609, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Six.

         SECTION 610.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                 (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

                 (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                 (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                 (d)      If at any time:

                (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months;

                (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

then in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall by appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611 become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, the Trustee or any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                 (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first class mail, postage prepaid to all Holders of Securities of such series as the names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

         SECTION 611.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                 (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                 (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which:

                (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates;

                (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee; and

                (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee;

and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                 (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Subsection (a) or (b) of this Section 611, as the case may be.

                 (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article Six.

         Upon acceptance of appointment by a successor Trustee with respect to the Securities of any series as provided in this Section 611, the Company shall mail notice thereof by first-class mail, postage prepaid to all Holders of Securities of such series as their names and addresses appear in the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 610. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

         SECTION 612.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         SECTION 613.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         SECTION 614.  APPOINTMENT OF AUTHENTICATING AGENT.

         The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 614, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 614.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 614, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of the Section 614, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register.

Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 614.

         The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section 614.

         If an appointment with respect to one or more series is made pursuant to this Section 614, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                                This is one of the Securities of the series
                                 designated therein referred to in the
                                 within-mentioned Indenture.


                                BANKERS TRUST COMPANY,
                                As Trustee



                                By_________________________________
                                  As Authenticating Agent


                                By_________________________________
                                  Authorized Signature


                                 ARTICLE SEVEN
               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         SECTION 701.  COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF
HOLDERS.

         The Company will furnish or cause to be furnished to the Trustee:

                (1) semi-annually, not later than June 20 and December 20 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding June 15 or December 15, as the case may be, and

                (2) at such other times as the Trustee may request in writing, within 10 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that so long as the Trustee is acting as Securities Registrar, no such list need be furnished.

         SECTION 702.  PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                 (a) The Trustee shall preserve, in as current form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                 (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either:

                (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Subsection (a) of this Section 702; or

                (2) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Subsection (a) of this
         Section 702, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Subsection
(a) of this Section 702 a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                 (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Subsection (b) of this Section 702, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Subsection (b) of this Section 702.

         SECTION 703.  REPORTS BY TRUSTEE.

                 (a) Within 60 days after September 15 of each year commencing with the year 1993, so long as any Securities of any series are outstanding, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such September 15 with respect to any of the following events which have occurred within the previous twelve months (but if no such event has occurred within such period, no report need be transmitted):

                (1) any change to its eligibility under Section 609 and its qualifications under Section 608;

                (2) the creation of or any material change to a relationship specified in paragraphs (1) through (10) of Section 310(b) of the Trust Indenture Act;

                (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                (4) any change to the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in paragraphs
         (2), (3), (4) or (6) of Section 311 of the Trust Indenture Act;

                (5) any change to the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

                (6) any release or release and substitution of property subject to the lien of this Indenture (and the consideration therefor, if any) which the Trustee has not previously reported;

                (7) any additional issue of Securities which the Trustee has not previously reported; and

                (8) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 602.

                 (b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section 703 (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

                 (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

         SECTION 704.  REPORTS BY COMPANY.

         The Company shall:

                (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                (4)     furnish to the Trustee the certificate required by
         Section 1007(a). For purposes of such certificate, compliance by the Company with all conditions and covenants of this Indenture shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.


                                 ARTICLE EIGHT
             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to the Company, unless:

                (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company as an entirety or substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and all other obligations of the Company under this Indenture and the Securities;

                (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article Eight and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 802.  SUCCESSOR SUBSTITUTED.

         Upon any consolidation by the Company with or merger by the Company into any other Person or any conveyance, transfer or lease of the properties and assets of the Company as an entirety or substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                 ARTICLE NINE
                            SUPPLEMENTAL INDENTURES

         SECTION 901.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

                (2) to add any Events of Default or additional covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities to waive such an Event of Default;

                (3) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

                (4) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such addition, change or elimination (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding;

                (5)     to secure the Securities;

                (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301;

                (7) to make provisions with respect to the conversion rights of Holders pursuant to Article Seventeen;

                (8) to make provisions with respect to the exchange rights of Holders pursuant to Article Eighteen;

                (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                (10) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in any supplemental indenture, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

         The Trustee is hereby authorized to join in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects in a manner not reasonably acceptable to the Trustee the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

                (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or change the due date of any sinking fund payment in respect of any Security, or alter the provisions concerning repayment at the option of the Holder in respect of any Security, or alter the provisions concerning redemption at the election of the Company in respect of any Security in a manner materially adverse to such Holder, or reduce the principal amount of any Security or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or (if Securities of such series are convertible) adversely affect the right of a Holder to convert any Security as provided in Article Seventeen, or, (if Securities of such series are exchangeable) adversely affect the right of a Holder to exchange any Security as provided in Article Eighteen, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner materially adverse to the Holders; or

                (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                (3)     modify any of the provisions of this Section 902,
         Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 902 and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(7).

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modified the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

         It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Upon the request of the Company, accompanied by a copy of a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders and other documents, if any, required by this Section 902, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects in a manner not reasonably acceptable to the Trustee the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section 902, the Company shall mail a notice thereof by first-class mail, postage prepaid to all Holders of Securities affected thereby, as their names and addresses appear on the Security Registry, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 903.  EFFECT OF HOLDERS' CONSENTS.

                 (a) Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder or a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. An amendment or waiver becomes effective upon receipt by the Trustee of such Officers' Certificate and the written consents from the Holders of the requisite percentage in principal amount of Securities.

                 (b) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

         SECTION 904.  EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, that all conditions precedent to the execution thereof have been met, and that it will be a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 905.  EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         SECTION 906.  CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         SECTION 907.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

         Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of each series.


                                  ARTICLE TEN
                                   COVENANTS

         SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

         The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

         SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

         The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that Series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         SECTION 1003.  MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST.

         If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent will:

                (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying

Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 1004.  CORPORATE EXISTENCE.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, all material rights (charter and statutory) and material franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         SECTION 1005.  MAINTENANCE OF PROPERTIES.

         The Company will cause all of the properties used or useful in, and material to, the conduct of its business or the business of any Material Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment; provided, however, that nothing in this Section 1005 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any such Subsidiary and not disadvantageous in any material respect to the Holders.

         SECTION 1006.  PAYMENT OF TAXES AND OTHER CLAIMS.

         The Company will pay or discharge or cause to be paid or discharged, within 30 days after the Company shall have received notice that the same has become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Material Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         SECTION 1007.  STATEMENT BY OFFICERS AS TO DEFAULT.

                 (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certificate of the principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions, conditions or covenants of this Indenture, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                 (b) The Company will deliver to the Trustee, forthwith upon becoming aware of any Event of Default or the occurrence of any event which, with the giving of notice by the Trustee or the required Holders as provided in Section 501(4) and lapse of time, would become an Event of Default under Section 501 hereof), an Officers' Certificate specifying such default or defaults.

         SECTION 1008.  WAIVER OF CERTAIN COVENANTS.

                 (a) The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 1005, 1006 or 1007 with respect to the Securities of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                 (b) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to waive any such term, provision or condition. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any such term, provision or condition hereunder, whether or not such Holders remain Holders after such record date; provided, that unless the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall have waived such term, provision or condition prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be cancelled and of no further effect.

         SECTION 1009.  DEFEASANCE OF CERTAIN OBLIGATIONS.

         Subject to Section 404, the Company may omit to comply with any term, provision or condition set forth in Sections 1005, 1006 or 1007 and Section 501(4) shall not be deemed to be an Event of Default with respect to any series of Securities, provided that the following conditions shall have been satisfied:

                (1) The Company has deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section
         609), irrevocably (irrespective of whether the conditions in subparagraphs (2), (3), (4) and (5) below have been satisfied and except as provided in Section 402(c)), as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such series of Securities, with reference to this Section 1009, (i) money in an amount, (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms, without regard to any reinvestment thereof, will provide not later than the close of business on the day prior to the date of any payment referred to in this subparagraph (1) money in an amount, or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the principal of (and premium, if any) and each installment of interest on such Outstanding Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities;

                (2) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

                (3) no Event of Default or event which, after notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing on the date of such deposit, and no Event of Default under Section 501(5) or 501(6) or event which, after notice or lapse of time or both, would become an Event of Default under Section 501(5) or 501(6) shall have occurred and be continuing on the 91st day after such date;

                (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to Federal income tax on the same amounts and in the same manner and at the same times, as would have been the case if such deposit and defeasance had not occurred; and

                (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this
         Section 1009 have been complied with.

         SECTION 1010.  APPLICABILITY OF COVENANTS.

         Any series of Securities may provide, as contemplated by Section 301, that any one or more of the covenants set forth in Sections 1005 and 1006 shall not be applicable to the Securities of such series.

                                ARTICLE ELEVEN
                           REDEMPTION OF SECURITIES

         SECTION 1101.  APPLICABILITY OF ARTICLE.

         Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article Eleven.

         SECTION 1102.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption of any Securities at the election of the Company, the Company shall, at least 60 days (45 days in the case of redemption of all the Securities of any series) prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee at the time of the giving of notice of redemption to the Trustee with an Officers' Certificate evidencing compliance with such restriction.

         SECTION 1103.  SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

         If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption by pro rata or by lot or such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

         SECTION 1104.  NOTICE OF REDEMPTION.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

                (1) the Redemption Date, plus accrued interest, if any, or defaulted interest, if any;

                (2)     the Redemption Price;

                (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date;

                (5) the Conversion Price, if any, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, if applicable;

                (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                (7) that the redemption is for a sinking fund, if such is the case; and

                (8)     the CUSIP number of the Securities to be redeemed.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

         SECTION 1105.  DEPOSIT OF REDEMPTION PRICE.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on all the Securities which are to be redeemed on that date.

         If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

         SECTION 1106.  SECURITIES PAYABLE ON REDEMPTION DATE.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; PROVIDED, HOWEVER, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

         SECTION 1107.  SECURITIES REDEEMED IN PART.

         Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, the Company shall execute and the Trustee shall authenticate and deliver to the Depositary, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered.

         SECTION 1108.  CONVERSION ARRANGEMENTS ON CALL FOR REDEMPTION.

         Notwithstanding anything to the contrary contained in this Indenture, in connection with any redemption of Securities which are convertible in accordance with Article Seventeen, the Company, by an agreement with one or more investment bankers or other purchasers, may arrange for such purchasers to purchase all Securities called for redemption (the "Called Securities") which are either (i) surrendered for redemption, or (ii) not duly surrendered for redemption or conversion prior to the close of business on the Business Day prior to the Redemption Date, and to convert the same into shares of Common Stock, by the purchasers' depositing with the Trustee (acting as Paying Agent with respect to the deposit of such amount and as Conversion Agent with respect to the conversion of such Called Securities), in trust for the Holders of the Called Securities, on or prior to the Redemption Date in the manner agreed to by the Company and such purchasers, an amount sufficient to pay the Redemption Price and accrued interest payable by the Company on redemption of such Called Securities. In connection with any such arrangement for purchase and conversion, the Trustee as Paying Agent shall pay on or after the Redemption Date such amounts so deposited by the purchasers in exchange for Called Securities surrendered for redemption prior to the close of business on the Redemption Date and for all Called Securities surrendered after such Redemption Date. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Company to pay the Redemption Price and accrued interest of such Called Securities shall be satisfied and discharged to the extent such amount is so paid by such purchasers; provided, however, that nothing in this Section 1108 shall in any way relieve the Company of the obligation to pay such Redemption Price on all Called Securities to the extent such amount is not so paid by said purchasers. For all purposes of this Indenture, any Called Securities surrendered by Holders for redemption, and any Called Securities not duly surrendered for redemption or conversion prior to the close of business on the Redemption Date, shall be deemed acquired by such purchasers from such Holders and surrendered by such purchasers for conversion and shall in all respects be deemed to have been converted, all as of immediately prior to the close of business on the Business Day prior to the Redemption Date, subject to the deposit by the purchasers of the above amount as aforesaid.


                                ARTICLE TWELVE
                                 SINKING FUNDS

         SECTION 1201.  APPLICABILITY OF ARTICLE.

         The provisions of this Article Twelve shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

         The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

         SECTION 1202.  SATISFACTION OF SINKING FUND PAYMENTS WITH SECURITIES.

         The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 1203.  REDEMPTION OF SECURITIES FOR SINKING FUND.

         Not less than 75 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103. The Trustee shall cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1007.


                               ARTICLE THIRTEEN
                      REPAYMENT AT THE OPTION OF HOLDERS

         SECTION 1301.  APPLICABILITY OF ARTICLE.

         Unless otherwise provided with respect to Securities of any series in accordance with Section 301 hereof, Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Section 1301, in connection with any repayment of Securities the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.


                               ARTICLE FOURTEEN
                       SECURITIES IN FOREIGN CURRENCIES

         SECTION 1401.  APPLICABILITY OF ARTICLE.

         Unless otherwise provided with respect to Securities of any series in accordance with Section 301 hereof, whenever this Indenture provides for any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a currency other than U.S.Dollars shall be treated for any such action or distribution as that amount of U.S.Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Securities of such series (if any) for such distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such distribution) as the Company may specify in a written notice to the Trustee.


                                ARTICLE FIFTEEN
                              MEETINGS OF HOLDERS

         SECTION 1501.  PURPOSES OF HOLDERS' MEETINGS.

         A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to the provisions of this Article Thirteen for any of the following purposes:

                (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Five;

                (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

                (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 902; or

                (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of such series under any other provision of this Indenture or under applicable law.

         SECTION 1502.  CALL OF MEETINGS BY TRUSTEE.

         The Trustee may at any time call a meeting of Holders of Securities of any series to take any action specified in Section 1501, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of such series in the manner provided in Section 106. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for such meeting. Any failure by the Trustee to give such notice, or any defect therein, shall not affect or impair the validity of any action taken at such meeting.

         Any meeting of Holders of Securities of any series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy or if notice is waived before or after the meeting by all Holders of Outstanding Securities of such series who are not present in person or by proxy, and if the Company and the Trustee are either present by duly authorized representative or have, before or after the meeting, waived notice.

         SECTION 1503.  CALL OF MEETINGS BY COMPANY OR HOLDERS.

         In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of Holders of Securities of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 1501, by giving notice thereof as provided in
Section 1502.

         SECTION 1504.  QUALIFICATIONS FOR VOTING.

         To be entitled to vote at any meetings of Holders of Securities of any series a Person shall (a) be a Holder of one or more Securities of such series or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more Securities of such series. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 1505.  REGULATIONS.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Holders as provided in Section 1503, in which case the Company, or Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the Holders of Outstanding Securities and proxies.

         At any meeting each Holder of Outstanding Securities or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him; provided, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Holders. At any meeting of Holders duly called pursuant to the provisions of Section 1502 or 1503, the presence of persons holding or representing Securities in an aggregate principal amount sufficient to take any action on any business for the transaction of which such meeting was called shall constitute a quorum. Any meeting of Holders duly called pursuant to the provisions of Section 1502 or 1503 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         SECTION 1506.  VOTING.

         The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amount of Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502.
The record shall show the principal amount of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         SECTION 1507.  RIGHTS OF TRUSTEE OR HOLDERS NOT DELAYED.

         Nothing in this Article Thirteen contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                ARTICLE SIXTEEN
                          SUBORDINATION OF SECURITIES

         SECTION 1601.  AGREEMENT TO SUBORDINATE.

         Notwithstanding anything in this Indenture to the contrary (other than Article Four of this Indenture), the Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities and the payment of any Obligations with respect to each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         SECTION 1602.  PAYMENT OVER OF PROCEEDS UPON DISSOLUTION, ETC.

         In the event of (a) any insolvency or bankruptcy case or Proceeding, or any receivership, liquidation, reorganization or other similar case or Proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding")

                (1) the holders of Senior Indebtedness shall first be entitled to receive payment in full of all Obligations due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Holders of the Securities are entitled to receive any payment or distribution on account of principal of or premium, if any, or interest on or other Obligations in respect of the Securities or on account of any purchase, redemption or other acquisition of Securities by the Company or any Subsidiary (individually and collectively, a "Securities Payment"), and

                (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Capital Stock or securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Article Sixteen with respect to the Securities, to the payment in full, without diminution or modification by such plan, of all Senior Indebtedness), to which the Holders would be entitled except for the provisions of this Article Sixteen, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness) (or their representative(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of or interest on and other amounts due on the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         In the event that, notwithstanding the foregoing provisions of this
Section 1601, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Capital Stock or securities of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Article with respect to the Securities, to the payment in full, without diminution or modification by such plan, of Senior Indebtedness), before all Senior Indebtedness is paid in full or payment thereof provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of, and be paid over to, the holders of the Senior Indebtedness remaining unpaid (or their representative(s) or trustee(s) acting on their behalf), ratably as aforesaid, for application to the payment of such Senior Indebtedness until such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this
Section 1602 if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

         SECTION 1603.  NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT.

         Anything in this Indenture to the contrary notwithstanding, no payment on account of principal of or redemption of, interest on or other amounts due on the Securities, and no redemption, purchase, or other acquisition of the Securities, shall be made by or on behalf of the Company (i) unless full payment of amounts then due for principal and interest and of all other obligations then due on all Senior Indebtedness has been made or duly provided for pursuant to the terms of the instrument governing such Senior Indebtedness,
(ii) if, at the time of such payment, redemption, purchase or other acquisition, or immediately after giving effect thereto, there shall exist under any Senior Indebtedness, or any agreement pursuant to which any Senior Indebtedness is issued, any default, which default shall not have been cured or waived and which default shall have resulted in the full amount of such Senior Indebtedness being declared due and payable or (iii) if, at the time of such payment, redemption, purchase or other acquisition, the Trustee shall have received written notice from the holder or holders of any Senior Indebtedness or their representative or representatives (a "Payment Blockage Notice") that there exists under such Senior Indebtedness, or any agreement pursuant to which such Senior Indebtedness is issued, any default, which default shall not have been cured or waived, permitting the holders thereof to declare the full amount of such Senior Indebtedness due and payable, but only for the period (the "Payment Blockage Period") commencing on the date of receipt of the Payment Blockage Notice and ending (unless earlier terminated by notice given to the Trustee by the Holders of such Senior Indebtedness) on the earlier of (A) the date on which such event of default shall have been cured or waived or (B) 180 days from the receipt of the Payment Blockage Notice. Upon termination of a Payment Blockage Period, payments on account of principal of or interest on the Securities and redemptions, purchases or other acquisitions may be made by or on behalf of the Company. Notwithstanding anything herein to the contrary, (A) only one Payment Blockage Notice may be given during any period of 360 consecutive days with respect to the same event of default and any other events of default on the same issue of Senior Indebtedness existing and known to the person giving such notice at the time of such notice and (B) no new Payment Blockage Period may be commenced by the holder or holders of the same issue of Senior Indebtedness or their representative or representatives during any period of 360 consecutive days unless all events of default which were the object of the immediately preceding Payment Blockage Notice, and any other event of default on the same issue of Senior Indebtedness existing and known to the person giving such notice at the time of such notice, have been cured or waived.

         In the event that, notwithstanding the provisions of this Section 1603, payments are made by or on behalf of the Company in contravention of the provisions of this Section 1603, such payments shall be held by the Trustee, any Paying Agent or the Holders, as applicable, in trust for the benefit of, and shall be paid over to and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement (if any), pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         The provisions of this Section shall not apply to any payment with respect to which Section 1602 would be applicable.

         SECTION 1604. RELIANCE BY SENIOR INDEBTEDNESS ON SUBORDINATION PROVISIONS. Each Holder of any Security by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness, and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold or in continuing to hold such Senior Indebtedness.

         SECTION 1605.  SUBROGATION TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

         Subject to the payment in full of all Obligations due or to become due on or in respect of Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article Sixteen to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Sixteen, and no payments over pursuant to the provisions of this Article Sixteen to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         SECTION 1606.  PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS.

         The provisions of this Article Sixteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article Sixteen of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of and premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         SECTION 1607.  TRUSTEE TO EFFECTUATE SUBORDINATION.

         Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders of the Securities and the holders of Senior Indebtedness, the subordination provided in this Article Sixteen and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable bankruptcy law of the Company (whether in bankruptcy, insolvency or receivership Proceedings or otherwise), the timely filing of a claim for the unpaid balance of such Holder's Securities in the form required in such Proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such Proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then the holders of Senior Indebtedness, jointly, or their representatives shall have the right to file an appropriate claim for and on behalf of the Holders and to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Securities which are required to be paid or delivered to the holders of Senior Indebtedness as provided in this Article Sixteen and to take all such other action in the name of the Holders or otherwise, as such holder of Senior Indebtedness or representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article Sixteen.

         SECTION 1608.  NO WAIVER OF SUBORDINATION PROVISIONS.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder or any representative or trustee therefor, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Sixteen or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness and settle or compromise Senior Indebtedness (which, to the extent so settled and compromised, shall be deemed to have been paid in full for all purposes hereof); (iv) apply any amounts received to any liability of the Company owing to holders of Senior Indebtedness; and (v) exercise or refrain from exercising any rights against the Company and any other Person.

         SECTION 1609.  NOTICE TO TRUSTEE.

         The Company shall give prompt written notice to the Trustee of any default or event of default with respect to any Senior Indebtedness or of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities pursuant to the provisions of this Article Sixteen. Notwithstanding the provisions of this Article Sixteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any representative or trustee acting on their behalf; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and premium, if any, or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date. Nothing contained in this Article Sixteen or any other Article of this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding, or under the conditions described in Section 1603, from making payments at any time in respect of the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the Securities, or the retention thereof by any Holder, if the Trustee did not have notice, as provided in this Section 1609, that such payment would have been prohibited by the provisions of this Article Sixteen.

         Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a representative or trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Sixteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Sixteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 1610. RELIANCE ON JUDICIAL ORDER OR CERTIFICATE OF LIQUIDATING AGENT.

         Upon any payment or distribution of assets of the Company referred to in this Article Sixteen, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which any Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         SECTION 1611.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
INDEBTEDNESS.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. Nothing contained in this Article Sixteen or elsewhere in this Indenture, or in any of the Securities, shall prevent the application by the Trustee of any moneys which were deposited with it hereunder, prior to its receipt of written notice of facts which would prohibit such application, for the purpose of the payment of or on account of the principal of or interest on, the Securities unless, prior to the date on which such application is made by the Trustee, the Trustee shall be charged with notice under Section 1609 hereof of the facts which would prohibit the making of such application.

         SECTION 1612. RIGHTS OF TRUSTEE AS HOLDER OF SENIOR INDEBTEDNESS; PRESERVATION OF TRUSTEE'S RIGHTS.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Sixteen with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

         SECTION 1613.  ARTICLE APPLICABLE TO PAYING AGENTS.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Sixteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1612 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


                              ARTICLE SEVENTEEN
                           CONVERSION OF SECURITIES

         SECTION 1701. APPLICABILITY OF ARTICLE; CONVERSION PRIVILEGE AND CONVERSION PRICE.

         Securities of any series which are convertible shall be convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article Seventeen. Subject to and upon compliance with the provisions of this Article Seventeen, at any time during the period specified in the Securities, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the Business Day immediately preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption, in which case such conversion right shall terminate on the date such default is cured.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") of Securities of any series shall be specified in such Securities. The Conversion Price shall be adjusted in certain instances as provided in Section 1704.

         In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in paragraph (4) of Section 1704, the Holder of each Security, upon the conversion thereof pursuant to this Article Seventeen subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Conversion Price adjustment in respect of such distribution pursuant to paragraph (4) of Section 1704, shall be entitled to receive for each share of Common Stock into which such Security is converted, the portion of the evidence of indebtedness, shares of Capital Stock or assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a

Board Resolution filed with the Trustee) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee). If any conversion of a Security entitled to the benefits described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of the Security so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a Board Resolution filed with the Trustee) to distribute to such Holder a due bill for the evidences of indebtedness, shares of Capital Stock or assets to which such Holder is so entitled, provided that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded, and (ii) requires payment or delivery of such evidences of indebtedness or assets no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

         SECTION 1702.  EXERCISE OF CONVERSION PRIVILEGE.

         In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency maintained by the Company pursuant to Section 1002, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted and shall comply with any additional requirements set forth in such Security. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except for Securities the Maturity of which is prior to such Interest Payment Date) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion and such interest shall be paid on such Interest Payment Date as provided in Section 307. Except as provided in the preceding sentence, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         The Company's delivery to the Holder of the fixed number of shares of the Common Stock of the Company (and any cash in lieu of any fractional share of Common Stock) into which the Security is convertible shall be deemed to satisfy the Company's obligation to pay the principal amount of the Security and all accrued interest and original issue discount that has not previously been paid. The shares of Common Stock of the Company so delivered shall be treated as issued first in payment of accrued interest and original issue discount and then in payment of principal. Thus, accrued interest and original issue discount shall be treated as paid, rather than cancelled, extinguished or forfeited.

         Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1703.

         In the case of any Security which is converted in part only, as promptly as practicable on or after the conversion date the Company shall execute and the Trustee shall authenticate and make available for delivery to the Holder thereof (or the Depositary in the case of a Global Security), at the expense of the Company, a new Security or Securities, of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

         SECTION 1703.  FRACTIONS OF SHARES.

         No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment (rounded to the nearest cent) in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of the Common Stock on the day of conversion (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

         SECTION 1704.  ADJUSTMENT OF CONVERSION PRICE.

         The Conversion Price shall be subject to adjustment from time to time as follows:

                (1) If the Company pays or makes a dividend or other distribution (a) on its Common Stock exclusively in Common Stock or
         (b) on any other class of Capital Stock of the Company, which dividend or distribution includes Common Stock of the Company, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution (the "Dividend Record Date") shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding at the close of business on the Dividend Record Date and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution. Such reduction shall become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock of the Company at any time outstanding shall not include shares held in the treasury of the Company, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                (2) Subject to paragraph (6) of this Section, if the Company pays or makes a dividend or other distribution on its Common Stock consisting exclusively of Short Term Rights (as defined below), or otherwise issues Short Term Rights to all holders of its Common Stock, the Conversion Price in effect at the opening of business on the day following the record date for the determination of holders of Common Stock entitled to receive such Short Term Rights (the "Rights Record Date") shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding at the close of business on the Rights Record Date plus the number of shares of Common Stock of the Company which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock of the Company outstanding at the close of business on the Rights Record Date plus the number of shares of Common Stock so offered for subscription or purchase. Such reduction shall become effective immediately after the opening of business on the day following the Rights Record Date. For the purposes of this paragraph (2), the number of shares of Common Stock of the Company at any time outstanding shall not include shares held in the treasury of the Company, but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock of the Company. The Company shall not issue any rights, options or warrants in respect of shares of its Common Stock held in the treasury of the Company. When used in this Section 1704, the term "Short Term Rights" shall mean rights, warrants or options entitling the holders thereof (for a period commencing no earlier than the Rights Record Date and expiring not more than 45 days after the Rights Record Date) to subscribe for or purchase shares of Common Stock of the Company at a price per share less than the current market price per share (determined as provided in paragraph (7) of this Section 1704) of the Common Stock of the Company on the Rights Record Date.

                (3) In case outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                (4) Subject to the last sentence of this paragraph (4) of this Section, if the Company, by dividend or otherwise, (a) distributes to all holders of its Common Stock evidences of its indebtedness, shares of any class of Capital Stock of the Company or other assets (other than cash dividends out of current or retained earnings), or (b) distributes to substantially all holders of Common Stock rights or warrants to subscribe for securities (other than Short Term Rights to which paragraph (2) of this Section 1704 applies), the Conversion Price shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (7) of this Section
         1704) of the Common Stock of the Company on the Reference Date (as defined below) less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee), on the Reference Date, of the portion of the evidences of indebtedness and other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (collectively, the "Market Value of the Distribution") and the denominator shall be such current market price per share of the Common Stock of the Company. Such reduction shall become effective immediately prior to the opening of business on the day (the "Reference Date") following the later of (a) the date fixed for the payment of such distribution and (b) the date 20 days after notice relating to such distribution is required to be given pursuant to Section 1706(a). If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph
         (7) of this Section 1704. In the event that, with respect to any distribution to which this paragraph (4) of Section 1704 would otherwise apply, the Market Value of the Distribution is greater than the current market price per share of the Common Stock (such distribution being referred to herein as an "Unadjusted Distribution"), then the adjustment provided by this paragraph (4) shall not be made and in lieu thereof the provisions of Section 1711 shall apply with respect to such Unadjusted Distribution.

                (5) The Company may, but shall not be required to, make such reductions in the Conversion Price, in addition to those required by paragraphs (1), (2), (3), and (4) of this Section 1704, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients. In addition, the Company, from time to time, may decrease the Conversion Price by any amount and for any reason, temporarily or otherwise, including situations where the Board of Directors determines such decrease to be fair and appropriate with respect to transactions in which holders of Common Stock have the right to participate.

                (6) Rights or warrants issued or distributed by the Company to all holders of its Common Stock entitling the holders thereof to subscribe for or purchase shares of Common Stock or Preferred Stock, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued or distributed in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Events"), shall for purposes of this Section 1704 not be deemed issued or distributed until the occurrence of the earliest Trigger Event. Each share of Common Stock issued upon conversion of Securities pursuant to this Article Seventeen shall be entitled to receive the appropriate number of Common Stock purchase rights (the "Rights"), if any, and the certificates representing the Common Stock issued upon conversion shall bear such legends, if any, in each case as provided by and subject to the terms of the Stockholders Rights Plan adopted by the Board of Directors on December 11, 1989 (the "Rights Plan") as in effect at the time of such conversion. Notwithstanding anything to the contrary in this Article Seventeen, there shall not be any adjustment to the Conversion Price as a result of (i) the distribution of separate certificates representing the Rights; (ii) the occurrence of certain events entitling holders of Rights to receive, upon exercise thereof, Common Stock or other securities of the Company or other securities of another corporation; or (iii) the exercise of such Rights, all in accordance with the Rights Plan. No adjustment in the Conversion Price need be made for rights to purchase or the sale of Common Stock pursuant to a Company plan providing for reinvestment of dividends or interest.

                (7)     For the purpose of any computation under paragraph (2),
         (4) or (5) of this Section 1704, the "current market price" per share of Common Stock of the Company on any date shall be deemed to be the average of the daily Closing Prices for the 15 consecutive Trading Days selected by the Company commencing not more than 30 Trading Days before, and ending not later than, the date in question.

                (8) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article Seventeen shall be made to the nearest cent or to the nearest one-hundredth of a share of Common Stock, as the case may be.

                (9) Anything herein to the contrary notwithstanding, in the event the Company shall declare any dividend or distribution requiring an adjustment in the Conversion Price hereunder and shall, thereafter and before the payment of such dividend or distribution to stockholders, legally abandon its plan to pay such dividend or distribution, the Conversion Price then in effect hereunder, if changed to reflect such dividend or distribution, shall upon the legal abandonment of such plan be changed to the Conversion Price which would have been in effect at the time of such abandonment (after giving effect to all other adjustments not so legally abandoned pursuant to the provisions of this Article Seventeen) had such dividend or distribution never been declared.

                (10) Notwithstanding any other provision of this Section 1704, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of the Common Stock of the Company, and any such purported adjustment shall instead reduce the Conversion Price to such par value. Notwithstanding the foregoing sentence, the Company hereby covenants that it will from time to time take all such action as may be required to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price.

                (11) In the event that this Article Seventeen requires adjustments to the Conversion Price under more than one of paragraphs
         (1), (2), (3) or (4) of this Section 1704, and the record or effective dates for the transaction giving rise to such adjustments shall occur on the same date, then such adjustments shall be made by applying (to the extent they are applicable), first, the provisions of paragraph
         (3) of this Section 1704, second, the provisions of paragraph (1) of this Section 1704, third, the provisions of paragraph (4) of this
         Section 1704 and, fourth, the provisions of paragraph (2) of this
         Section 1704. Anything herein to the contrary notwithstanding, no single event shall require or result in duplicative adjustments in the Conversion Price pursuant to this Section 1704. After an adjustment to the Conversion Price under this Article Seventeen, any subsequent event requiring an adjustment under this Article Seventeen shall cause an adjustment to the Conversion Price as so adjusted. If, after an adjustment, a Holder of a Security upon conversion of such Security receives shares of two or more classes of Capital Stock of the Company, the Conversion Price shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital Stock as is contemplated by this Article Seventeen with respect to the Common Stock in this Article Seventeen.

         SECTION 1705.  NOTICE OF ADJUSTMENTS OF CONVERSION PRICE.

         Whenever the Conversion Price is adjusted as herein provided:

                 (1) the Company shall compute the adjusted Conversion Price in accordance with Section 1704 or Section 1711 and shall prepare an Officer's Certificate setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of any Securities pursuant to Section 1002; and

                 (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be required, and as soon as practicable after it is required, such notice shall be mailed by the Company to all Holders at their last addresses as they shall appear in the Security Register.

         SECTION 1706.  NOTICE OF CERTAIN CORPORATE ACTION.

         In case:

                 (1) the Company shall take any action that would require a Conversion Price adjustment pursuant to Section 1704 or Section 1711; or

                 (2) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party, or the sale, transfer or lease of all or substantially all of the assets of the Company and for which approval of any stockholders of the Company is required; or

                 (3) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company,

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 10 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         SECTION 1707.  COMPANY TO RESERVE COMMON STOCK.

         The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, a number of shares of Common Stock for the conversion of all outstanding Securities of any series which is convertible into Common Stock.

         SECTION 1708.  TAXES ON CONVERSION.

         The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the

Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

         SECTION 1709.  COVENANTS AS TO COMMON STOCK.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be duly and validly issued, fully paid and nonassessable, free of preemptive or any similar rights, and, except as provided in Section 1708, the Company will pay all taxes, liens and charges with respect to the issue thereof.

         The Company will endeavor promptly to comply with all Federal and state securities laws regulating the offer and delivery of shares of Common Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Common Stock on each national securities exchange or in the over-the-counter market or such other market on which the Common Stock is then listed or quoted.

         SECTION 1710.  CANCELLATION OF CONVERTED SECURITIES.

         All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

         SECTION 1711. PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF ASSETS; SPECIAL DISTRIBUTIONS.

         If any of the following shall occur, namely: (i) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) in, outstanding shares of Common Stock or (iii) any sale or conveyance of all or substantially all of the property or business of the Company as an entirety, then the Person formed by such consolidation or resulting from such merger or which acquires such properties or assets, as the case may be, shall as a condition precedent to such transaction execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1701, to convert such Security only into the kind and amount of securities, cash and other property receivable, if any, upon such consolidation, merger, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale, transfer or lease; provided that the kind and amount of securities, cash and other property so receivable shall be determined on the basis of the following assumptions. The holder of Common Stock referred to in the foregoing sentence:

  (1) is not (a) a Person with which the Company consolidated, (b) a Person into which the Company merged or which merged into the Company, or (c) a Person to which such sale, transfer or lease was made (any Person described in the foregoing clauses (a), (b), or (c), hereinafter referred to as a "Constituent Person"), or (d) an Affiliate of a Constituent Person; and

  (2) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale transfer or lease is not the same for each share of Common Stock of the Company in respect of which such rights of election shall not have been exercised, then for the purpose of this Section 1711 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale, transfer or lease shall be deemed to be the kind and amount so receivable per share by a plurality of such shares of Common Stock).

         Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Seventeen. If, in the case of any such consolidation, merger, sale transfer or lease the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale, transfer or lease then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The above provisions of this Section 1711 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

         In the event the Company shall execute a supplemental indenture pursuant to this Section 1711, the Company shall promptly file with the Trustee an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale, transfer or lease and any adjustment to be made with respect thereto.

         If the Company makes a distribution to all holders of its Common Stock that constitutes an Unadjusted Distribution pursuant to the last sentence of paragraph (4) of Section 1704, then, from and after the record date for determining the holders of Common Stock entitled to receive such distribution (the "Distribution Record Date"), a Holder of a Security who converts such Security in accordance with the provisions of this Indenture shall, upon conversion, be entitled to receive, in addition to the shares of Common Stock into which the Security is convertible, the kind and amount of evidences of indebtedness, shares of Capital Stock, or other assets or subscription rights or warrants, as the case may be, comprising the distribution that such Holder would have received if such Holder had converted the Security immediately prior to the Distribution Record Date.

         SECTION 1712.  TRUSTEE ADJUSTMENT DISCLAIMER; COMPANY DETERMINATION
FINAL.

         The Trustee has no duty to determine when an adjustment under this Article Seventeen should be made, how it should be made or what it should be. The Trustee has no duty to determine whether a supplemental indenture under
Section 1711 need be entered into or whether any provisions of any supplemental indenture are correct. The Trustee shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for the Company's failure to comply with this Article Seventeen. Any determination that the Company or the Board of Directors must make pursuant to this Article Seventeen is conclusive, absent manifest error.

         SECTION 1713.  WHEN NO ADJUSTMENT REQUIRED.

                 (a) Except as expressly set forth in Section 1704, no adjustment in the Conversion Price shall be made because the Company issues, in exchange for cash, property or services, shares of its Common Stock, or any securities convertible into or exchangeable for shares of its Common Stock, or securities (including warrants, rights and options) carrying the right to subscribe for or purchase shares of its Common Stock or such convertible or exchangeable securities.

                 (b) Notwithstanding anything herein to the contrary, no adjustment in the Conversion Price shall be made pursuant to Section 1704 in respect of any dividend or distribution if the Holders may participate therein (on a basis to be determined in good faith by the Board of Directors) and receive the same consideration they would have received if they had converted the Securities immediately prior to the record date with respect to such dividend or distribution.

         SECTION 1714.  EQUIVALENT ADJUSTMENTS.

         In the event that, as a result of an adjustment made pursuant to
Section 1704 above, the holder of any Security thereafter surrendered for conversion shall become entitled to receive any shares of Capital Stock of the Company other than shares of its Common Stock, thereafter the Conversion Price of such other shares so receivable upon conversion of any Securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article Seventeen.

                               ARTICLE EIGHTEEN
                            EXCHANGE OF SECURITIES

         SECTION 1801.  APPLICABILITY OF ARTICLE; RIGHT OF EXCHANGE.

         Securities of any series which are exchangeable shall be exchangeable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series or as specified in such Securities) in accordance with this Article Eighteen. Subject to and upon compliance with the provisions of this Article Eighteen and the Securities, at the option of the Holder, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may, at any time during the period specified in the Securities, be exchanged for fully paid and non-assessable Exchange Securities (and cash and other property in certain events or cash at the Company's option, pursuant to Section 1814) at the Exchange Rate provided. In case a Security or portion thereof is called for redemption, such right of exchange in respect of the Security or portion so called shall expire at the close of business on the day preceding the Redemption Date or, in the case of Securities called for redemption in accordance with Section 1811, at the close of the business on the fourteenth day after the date of notice of redemption is mailed, unless the Company defaults in making the payment due upon redemption, in which case such right of exchange shall terminate on the date such default is cured.

         The rate at which Exchange Securities shall be delivered upon exchange (herein called the "Exchange Rate") of Securities of any series shall be specified in such Securities. The Exchange Rate shall be subject to adjustment as provided in Sections 1804, 1805, 1810 and 1813.

         SECTION 1802.  METHOD OF EXCHANGE.

         In order to exercise the right of exchange, the Holder of any Security to be exchanged shall surrender such Security to the Escrow Agent at the office or agency maintained for that purpose pursuant to Section 1002, accompanied by written notice to the Company and the Escrow Agent that the Holder elects to exchange such Security or, if less than the entire principal amount of a Security is to be exchanged, the portion thereof to be exchanged. Such notice shall also state the name or names (with addresses) in which the certificate or certificates for Exchange Securities which shall be issuable on such exchange shall be issued. Securities surrendered for exchange shall be accompanied (if so required by the Company or Escrow Agent) by proper assignments thereof to the Company or in blank for transfer.

         If the Company does not elect to deliver cash in lieu of Exchange Securities pursuant to Section 1815 hereof, as promptly as practicable after the receipt of such notice and the proper surrender of such Security as aforesaid (subject, however, to the following paragraph of this Section 1802 and to Section 1815), the Company shall deliver or cause the Escrow Agent to deliver at said office or agency to such Holder, or on his written order, a certificate or certificates for the number of full Exchange Securities deliverable upon the exchange of any such Security (or specified portion thereof) and a check for any cash apportioned thereto and provision shall be made for any fraction of a share as provided in Section 1803. Such exchange shall be deemed to have been effected immediately prior to the close of business on the date on which such notice shall have been received by the Company and the Escrow Agent and such Security shall have been properly surrendered as aforesaid, and at such time the rights of the Holder of such Security as a Holder shall cease and the person or persons in whose name or names any certificate or certificates for Exchange Securities shall be deliverable upon such exchange shall, as between such person or persons and the Company, be deemed to have become the holder or holders of record of the shares represented thereby.

         Delivery of such certificate or certificates and of any check for any cash apportioned thereto and for cash in lieu of fractional shares may be delayed for a reasonable period of time at the request of the Company (which shall be made by an Officers' Certificate) in order to effectuate the calculation of the adjustments of the Exchange Securities and cash apportioned thereto pursuant to this Article Eighteen, to obtain any certificate representing securities to be delivered or to complete any reapportionment of the Exchange Securities, cash and other property apportioned thereto which is required by this Article Eighteen. If, between any date an exchange under this
Section is deemed effected and delivery of the applicable security or securities, such security or securities shall cease to have any or certain rights or there shall occur a record date or effective date of a transaction to which Section 1804, 1805 or 1810 applies, the person entitled to receive such security or securities shall be entitled only to receive such security or securities as so modified and any proceeds received thereon on or after the date and time on which such an exchange is deemed effected. The Company, the Trustee and the Escrow Agent shall not otherwise be liable with respect to the modification, from the date such an exchange is deemed effected to the date of such delivery, of such security or securities.

         Except as otherwise expressly provided in this Indenture or in Securities of any series, no payment or adjustment shall be made upon any exchange on account of any interest accrued on the Securities surrendered for exchange or on account of any dividends on the Exchange Securities delivered upon such exchange.

         In the case of any Security which is exchanged in part only, upon such exchange the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof (or the Depositary in case of a Global Security), at the expense of the Company (except for transfer taxes in the case that the new Security is to be registered in a name different than that in which the old Security was issued), a new Security or Securities of authorized denominations in principal amount equal to the unexchanged portion of the principal amount of such Security.

         SECTION 1803.  FRACTIONAL INTERESTS.

         No fractional Exchange Securities shall be delivered upon exchange of Securities. If more than one Security shall be surrendered for exchange at one time by the same Holder, the number of full shares which shall be delivered upon exchange shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of any fractional share which would otherwise be deliverable upon exchange of any Security or Securities (or specified portions thereof), the Escrow Agent on behalf of the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the Market Price per share of the Exchange Securities on the Business Day next preceding the date of exchange. The Escrow Agent shall obtain the funds for payment of such fractional interests by (i) the sale of Exchange Securities held by it, to the extent that after such sale the Exchange Securities remaining on deposit with the Escrow Agent shall be sufficient to allow the exchange of all outstanding Securities of that series for Exchange Securities on the basis of the then applicable Exchange Rate or (ii) at the option of the Company, sufficient cash contributions from the Company. The Company agrees to furnish any additional moneys required to permit such payment.

         SECTION 1804.  ADJUSTMENT OF EXCHANGE RATE.

         The Exchange Rate shall be subject to adjustment as follows:

         (1) In the event the issuer of Exchange Securities shall, (i) pay a dividend on the Exchange Securities in Exchange Securities, (ii) subdivide outstanding Exchange Securities into a greater number of Exchange Securities,
(iii) combine outstanding Exchange Securities into a smaller number of Exchange Securities, or (iv) issue, by reclassification of Exchange Securities, any shares of its Capital Stock (which in any such case shall apply to the Exchange Securities held by the Escrow Agent under the Escrow Agreement), the Exchange Rate in effect immediately prior thereto shall be proportionately adjusted so that the Holder of any Securities thereafter surrendered for exchange shall be entitled (subject to Section 1814 hereof) to receive the number and kind of Exchange Securities (in addition to any cash apportionment thereto) which he would have owned or have been entitled to receive after the happening of any of the events described above had such Securities been exchanged immediately prior to the record date (or if there is no record date, the effective date) of such event. Such adjustments shall be made whenever any of the events listed above shall occur and shall become effective as of immediately after the close of business on the record date in the case of a stock dividend and shall become effective as of immediately after the close of business on the effective date in the case of a subdivision or combination or reclassification. Any Holder surrendering any Securities after such record date or such effective date, as the case may be, shall be entitled to receive Exchange Securities at the Exchange Rate as so adjusted pursuant to this Section 1804 (1) (subject to Section 1813 hereof), in addition to any cash apportioned thereto.

         (2) Notwithstanding the foregoing provisions, no adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease in such Exchange Rate of more than 1%; provided, however, that any adjustments which by reason of this paragraph (2) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (3) All calculations under this Section 1804 shall be made to the nearest one-ten-thousandth (.0001) of a share.

         (4) Whenever the Exchange Rate is adjusted as herein provided, the Company shall determine the adjusted Exchange Rate in accordance with this
Section 1804 and shall prepare a certificate setting forth such adjusted Exchange Rate and any cash and other property apportioned to the Exchange Securities and showing in detail the facts upon which such adjustments are based, and such certificate shall forthwith be filed with the Trustee and the Escrow Agent and a notice stating the Exchange Rate has been adjusted and setting forth the adjusted Exchange Rate and any cash or other property apportioned to the Exchange Securities shall as soon as practicable be mailed by or on behalf of the Company to the Holders at their last addresses as they shall appear in the Security Register.

         SECTION 1805.  ESCROW AGREEMENT.

         (1) Simultaneously with or prior to the execution and delivery of Securities of any series which are exchangeable as provided in this Article Eighteen, the Company will enter into an Escrow Agreement with the Escrow Agent, pursuant to which the Company will deposit with the Escrow Agent Exchange Securities. The Escrow Agent shall be the Exchange Agent for the exchange of Securities of such series for the Exchange Securities as the Holders of all outstanding Securities of such series shall from time to time be entitled to receive pursuant to this Article Eighteen upon exchange thereof.

         (2) The Company shall be entitled to (i) interest payments on any debt securities included in the Exchange Securities which Holders of Securities may be entitled to receive on exchange hereunder and (ii) cash dividends paid on the Exchange Securities held by the Escrow Agent. The Escrow Agent shall retain and apply as hereinafter provided all cash dividends paid on securities other than the Exchange Securities held by the Escrow Agent under the Escrow Agreement.

         (3) In case the issuer of the Exchange Securities shall, at any time, make any distribution of money, securities, or other property on Exchange Securities held by the Escrow Agent under the Escrow Agreement (other than (i) cash dividends to which the Company is entitled and interest paid on debt securities, as specified in paragraph (2) above, (ii) dividends, subdivisions, combinations and reclassifications for which an adjustment in the Exchange Rate is made pursuant to Section 1804 and (iii) securities or other property received in a transaction to which Section 1810 applies) or shall grant to the Company (with respect to any securities or property held by the Escrow Agent) or the Escrow Agent, as the holder thereof, any transferable subscription rights, options, warrants or other similar transferable rights, the Escrow

Agent shall, as soon as reasonably practicable after its receipt thereof, notify the Company of such receipt and the Company, in its sole discretion, may promptly cause the Escrow Agent to offer such rights, options, warrants, securities or other property to the Company at the Market Price therefor if there is an applicable market established for such securities, property, subscription rights, options, warrants or other such rights, or at such price as a major bracket investment banker selected by the Company and acceptable to the Trustee shall determine. If the Company does not cause the Escrow Agent to make such an offer within five Business Days of any such distribution or if the Company does not accept such an offer within five Business Days of receipt of such offer, the Escrow Agent shall, to the extent legally permissible, sell all such securities and other property received by way of distribution and all such rights for cash in such manner as the Company shall instruct in writing and shall apply the proceeds from the sale thereof as hereinafter provided. To the extent that the Company shall, within ten days of such notification, furnish the Escrow Agent with (x) an Opinion of Counsel to the effect that such distribution or grant or sale of the securities or other property received on such distribution or the rights received by such grant is taxable to the Company or the Escrow Agent and (y) an Officers' Certificate as to the amount of Federal, State and local tax payable by the Company and the Escrow Agent as a result of such distribution or grant and an amount estimated to be payable as a result of such sale (computed as provided in Section 1815), the Escrow Agent shall pay to, or to the order of, the Company, or itself, in the case of taxes payable by it, from the cash received in such distribution, if any, or cash apportioned to Exchange Securities hereunder or from the net cash proceeds received from such sale, the amount of such tax. In the case of taxes estimated to be payable as a result of such sale, the Company shall deliver an Officers' Certificate within 10 days after completion of such sale stating the actual taxes payable and appropriate adjustment of such payments shall thereupon be made. The remaining portion of such cash received, if any, and net cash proceeds shall be apportioned equally among the Exchange Securities for which outstanding Securities of the applicable series are exchangeable as of immediately after the close of business on the record date for the distribution or grant to which this paragraph (3) applies, or if there is no such record date, the effective date of such distribution or grant. Any Holder surrendering any Securities after such record date, or such effective date, as the case may be, and prior to the distribution date shall be entitled to receive, in addition to the Exchange Securities for which such Securities are exchangeable (and any cash theretofore apportioned to such shares hereunder), the amount of cash so apportioned to such Exchange Securities. Whenever a transaction occurs to which this paragraph (3) applies, the Company shall determine the Exchange Rate and the cash apportioned to the Exchange Securities as adjusted in accordance with this paragraph (3) and shall prepare an Officers' Certificate setting forth the Exchange Rate and the cash apportioned to the Exchange Securities held by the Escrow Agent under the Escrow Agreement as so adjusted and showing in detail the facts upon which such calculation is based, and such certificate shall forthwith be filed with the Trustee and Escrow Agent and a notice stating that a transaction to which this paragraph
(3) applies has occurred and setting forth the Exchange Rate and the cash apportioned to the Exchange Securities, as adjusted in accordance with this
Section 1805, shall as soon as practicable be mailed by or on behalf of the Company to the Holders at their last addresses as they shall appear in the Security Register.

         (4) If the issuer of Exchange Securities, at any time any Securities of a series which is exchangeable for such Exchange Securities are outstanding, shall distribute or grant to holders of any Exchange Securities held or required to be held by the Escrow Agent under the Escrow Agreement any nontransferable subscription rights, options, warrants or other similar nontransferable rights, securities or property, the Company shall elect to do any of the following: (i) to the extent permissible by the terms of said subscription rights, options, warrants or other similar non-transferable rights, securities or property, cause such rights, securities or property to be distributed pro rata by the Escrow Agent to the Holders of record of Securities shown in the Security Register as of immediately after the close of business on the record date (or if there is no record date, the close of business on the effective date) for such distribution or grant, but subject to the provisions of Sections 1807, 1813 and 1815, (ii) provide to the Escrow Agent the necessary funds and direct the Escrow Agent to exercise such options, warrants, or rights and to hold the securities or other property received upon such exercise for the benefit of Holders of Securities of such series or (iii) direct the Escrow Agent to retain such options, warrants, rights, securities or property for delivery to the Holders of Securities of such series upon the exchange of such Securities. Any options, warrants, rights, securities or property retained pursuant to clause (iii) above and the amount of any proceeds received by the Escrow Agent pursuant to clause (ii) above (less any proceeds as determined pursuant to the last three sentences of this paragraph (4)) delivered to or sold or segregated for the benefit of the Company and less the amount of any taxes payable by the Company or the Escrow Agent with respect to such distribution, grant or sale, as determined pursuant to Sections 1807, 1813 and 1815, shall be apportioned equally among the Exchange Securities for which outstanding Securities of such series are exchangeable as of immediately after the close of business on the record date for the distribution or grant to which this paragraph (4) applies or, if there is no such record date, the effective date of such distribution or grant. Any Holder exchanging any Securities after such record date, or such effective date, as the case may be, shall be entitled to receive the Exchange Securities for which such Securities are exchangeable and the amount of cash, or any such options, warrants, rights, securities or property, so apportioned to such Exchange Securities, but subject to the provisions of the last three sentences of this paragraph and Sections 1807, 1813 and 1815. Notwithstanding the foregoing, any such options, warrants or rights which may expire prior to the last date of the period during which Securities of the applicable series are exchangeable for Exchange Securities may not be retained pursuant to clause (iii) of this paragraph (4) beyond the expiration date thereof, but must be distributed or exercised pursuant to clause (i) or (ii) of this paragraph (4). The Company shall be promptly repaid any amounts supplied by it pursuant to the foregoing clause (ii) of this paragraph (4). If the Company is entitled to any amount because it provided funds to pay for an exercise pursuant to clause (ii) of this paragraph (4), it shall receive such amount in cash held by the Escrow Agent, but if the amount of such cash held by the Escrow Agent shall be less than the amount due the Company, the Escrow Agent shall (x) as soon as reasonably practicable and to the extent legally permissible, sell in accordance with written instructions received from the Company such number of Exchange Securities or other property held or required to be held by the Escrow Agent, as may be necessary to realize an amount of proceeds which, after payment of any taxes by the Company and the Escrow Agent on such sale (which shall be evidenced by an Opinion of Counsel and Officers' Certificate in the manner specified in Sections 1807, 1813 and

1815), shall equal the amount of any such insufficiency, or (y) if in the opinion of the Company such sale is not advisable or legally permissible, segregate for the benefit of the Company or deliver to the Company an amount of property, held or required to be held by the Escrow Agent, having a market value, as determined by an Officers' Certificate, equal to the amount of such insufficiency plus the amount of taxes payable upon the delivery or sale thereof (which shall be evidenced as aforementioned). Following such sale, segregation or delivery, the Exchange Securities, cash and other property, held by the Escrow Agent shall be proportionately adjusted so as to be apportioned equally to the Securities of the applicable series outstanding as of immediately after the close of business on the record date for the distribution or grant to which this paragraph (4) applies or, if there is no record date, the effective date of such distribution or grant.

         (5) The Escrow Agreement shall set forth whether the Company shall be entitled to any net income or gain resulting from investments of cash made by the Escrow Agent pursuant to the Escrow Agreement.

         (6) The Company shall have the full and unqualified right and power to exercise any rights to vote, or to give consents to take any other action in respect of, the Exchange Securities or any other security held in escrow under the Escrow Agreement at any time, and the Escrow Agent shall have no duty to exercise any rights.

         (7) The Company shall be entitled, out of the property held by the Escrow Agent, to such number of Exchange Securities and such amount of any cash (investments contemplated by this Section 1805 being deemed for these purposes to be cash and to be valued at their outstanding principal balance) and other property as shall be in excess of the number of Exchange Securities and the amount of cash and other property apportioned thereto, all held by the Escrow Agent, which would be deliverable upon the exchange of all Securities of the applicable series then outstanding, and such excess shall be held by the Escrow Agent for the account of the Company and, subject to the limitations contained in the Escrow Agreement, released to the Company upon demand. With respect to releases of cash, the Escrow Agent shall release cash or such of the investment securities so held as the Company may designate.

         (8) Upon expiration of the right to surrender Securities of the applicable series for exchange and when all other obligations of the Company shall have been satisfied under the Escrow Agreement, all cash and investments and other property held by the Escrow Agent under the Escrow Agreement which are not required with respect to Securities previously surrendered for exchange will, subject to the limitations contained in the Escrow Agreement, be delivered by the Escrow Agent to the Company.

         SECTION 1806.  NOTICE OF CERTAIN EVENTS.

         In case at any time:

         (1) the issuer of the Exchange Securities shall declare a dividend (or any other distribution) on the Exchange Securities; or

         (2) the issuer of the Exchange Securities shall authorize the granting to holders of Exchange Securities of subscription rights, options, warrants or other similar rights; or

         (3) there shall occur any reclassification of Exchange Securities (other than a subdivision or combination of outstanding shares of Exchange Securities) or any consolidation or merger to which the issuer of the Exchange Securities is a party and for which approval of any stockholders of such issuer is required, or the sale or transfer of all or substantially all of the assets of such issuer; or

         (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the issues of the Exchange Securities;

then the Company shall cause to be filed at the office or agency maintained for the purpose of exchange of Securities pursuant to Section 1002, and shall cause to be mailed to the Holders of Securities at their last addresses as they shall appear in the Security Register, as promptly as practicable after receipt by the Company of notice of any record date or other applicable date hereinafter specified a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, or grant of rights, or, if a record is not to be taken, the date as of which the holders of Exchange Securities of record to be entitled to such dividend, distribution or grant of rights is to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Exchange Securities shall be entitled to exchange their Exchange Securities for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         SECTION 1807.  TRANSFER TAXES.

         The Company will pay any and all documentary, stamp, transfer or similar taxes that may be payable in respect of the transfer and delivery of Exchange Securities pursuant hereto; provided, however, that the Company shall not be required to pay any such tax which may be payable in respect of any transfer involved in the delivery of Exchange Securities in a name other than that in which the Securities so exchanged were registered and no such transfer or delivery shall be made unless and until the person requesting such transfer has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid; and, provided, further, that the Company shall not be obligated to pay any withholding taxes payable by Holders due to the exchange of any Securities.

         SECTION 1808.  SHARES FREE AND CLEAR.

         The Company hereby warrants that, upon exchange of a Security pursuant to this Indenture, the Holder thereof shall receive the Exchange Securities and any cash and other property apportioned thereto for which such Security is at such time exchangeable pursuant to this Indenture free and clear of any and all liens, claims, charges and encumbrances of the Company and of any Person claiming through the Company. Except as provided in Section 1807, the Company will pay all liens and charges with respect to the delivery of Exchange Securities and any cash apportioned thereto in exchange for Securities hereunder.

         The Company will endeavor promptly to comply and to cause the Escrow Agent to comply with all Federal and state securities laws regulating the offer and delivery of Exchange Securities upon exchange of Securities, if any.

         SECTION 1809.  CANCELLATION OF EXCHANGED SECURITIES.

         All Securities delivered for exchange shall be delivered by the Escrow Agent to the Trustee for cancellation and the Trustee shall dispose of the same as provided in Section 309.

         SECTION 1810. PROVISIONS IN CASE OF CONSOLIDATION, MERGER OR SALE OF
                       ASSETS OF THE ISSUER OF EXCHANGE SECURITIES.

         In the case of any consolidation or merger of the issuer of Exchange Securities with or into any other corporation or of any sale or transfer of all or substantially all of the assets of the issuer of Exchange Securities or of any voluntary or involuntary dissolution, liquidation or winding up of the issuer of Exchange Securities, the Company shall execute and deliver to the Trustee a supplemental indenture satisfactory in form to the Trustee, and to the Escrow Agent a supplemental escrow agreement satisfactory in form to the Escrow Agent, providing that the holder of each Security of the applicable series then outstanding shall have the right thereafter to exchange such Security for (i) the kind and amount of securities and other property receivable upon such consolidation, merger, sale, transfer, dissolution, liquidation or winding up by a holder of the number of Exchange Securities for which such Security was exchangeable immediately prior to such consolidation, merger, sale, transfer, dissolution, liquidation or winding up had such holder of Exchange Securities failed to exercise any rights of election as to the kind or amount of securities or other property receivable upon such consolidation, merger, sale, transfer, dissolution, liquidation or winding up, and (ii) the kind and amount of securities (other than Exchange Securities) and other property apportioned to the Exchange Securities for which such Security was exchangeable immediately prior to such consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Eighteen. The provisions of this Section 1810 shall similarly apply to any successive consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

         SECTION 1811.  CERTAIN TENDER OR EXCHANGE OFFERS FOR EXCHANGE
                        SECURITIES.

         In the event that a tender offer or exchange offer for the Exchange Securities (including any security included within such term) is commenced by any Person (including the issuer of such security), the Securities of the applicable series may provide that the Company shall have the right to redeem, in accordance with this Section 1811, all or any part of such Securities so long as any notice of redemption shall be mailed not later than five days after the date of commencement of such tender or exchange offer as determined by the Company and such tender or exchange offer shall not have been terminated by the date that such notice is mailed at the Redemption Price then in effect. In the event notice of redemption is given in accordance with the preceding sentence, the Company shall thereafter have the right to instruct the Escrow Agent to tender the Exchange Securities pursuant to such tender or exchange offer, provided the number of Exchange Securities so tendered does not include the number of such Exchange Securities which would be deliverable upon exchange of the aggregate principal amount of the outstanding Securities of such series after giving effect to such redemption in accordance with this Section 1811.
In addition to the information called for by Section 1104, any notice of redemption given pursuant to this Section 1811 shall state whether or not the Company by the date of such notice has decided to cause Exchange Securities held in escrow to be tendered pursuant to such tender or exchange offer and, if tendered, that such Exchange Securities may be sold, to the extent purchased, to the offeror in accordance with such tender or exchange offer except to the extent that the Holders of Securities called for redemption duly surrender their Securities to the Escrow Agent in exchange for Exchange Securities by not later than the close of business on the last Business Day preceding the fifteenth day (which date shall be specified) after the date such notice is mailed or to the extent that the Company otherwise determines to withdraw the shares so tendered. The Company shall cause to be withdrawn from the tender or exchange offer, or otherwise to be delivered to the Escrow Agent, a number of Exchange Securities at least equal to the number of Exchange Securities deliverable in exchange for Securities which are called for redemption pursuant to this Section 1811 and are duly surrendered for exchange for Exchange Securities by not later than the close of business on such last Business Day preceding the fifteenth day in order to permit such Securities so to be exchanged. The proceeds of the sale of Exchange Securities sold pursuant to the tender or exchange offer and any shares tendered which are returned to the Company or the Escrow Agent following the expiration or termination of such tender or exchange offer, or which are withdrawn, which are not deliverable in exchange for Securities duly surrendered for Exchange Securities by the close of business on such fifteenth day shall be the property of the Company and not subject to the Escrow Agreement.

         SECTION 1812. OBLIGATIONS OF TRUSTEE AND ESCROW AGENT; COMPANY DETERMINATION FINAL.

         Subject to the provisions of Section 601, neither the Trustee nor the Escrow Agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Exchange Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor the Escrow Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Exchange Securities, or of any securities or property, which may at any time be issued or delivered upon the exchange of any Security; and neither the Trustee nor the Escrow Agent makes any representation with respect thereto. Neither the Trustee nor the Escrow Agent shall be responsible for any failure of the Company to transfer or deliver any Exchange Securities or stock certificates or other securities or property to the Escrow Agent as provided herein or, subject to the provisions of Section 601 and the express obligations assumed by the Escrow Agent under the Escrow Agreement, to comply with any of the covenants of the Company contained in this Article Eighteen. Any determination that the Company or the Board of Directors must make pursuant to this Article Eighteen is conclusive, absent manifest error.

         SECTION 1813.  TAX ADJUSTMENTS OF EXCHANGE RATE.

         If an event shall occur which causes the Exchange Rate to be subject to adjustment pursuant to Section 1804 hereof, or a merger, consolidation, sale or transfer of assets shall occur requiring a supplemental indenture under
Section 1810 hereof, and if, within 10 days after the effective date of such transaction, the Company shall furnish the Escrow Agent with an Opinion of Counsel to the effect that such transaction is taxable to the Company or the Escrow Agent and an Officers' Certificate as to the amount of Federal, state and local tax payable by the Company and the Escrow Agent as a result of such transaction (computed as provided in Section 1815), the Escrow Agent shall pay to, or to the order of, the Company, in the case of taxes payable by the Company, or itself, in the case of taxes payable by it, the cash held by it and apportioned or to be apportioned to the Exchange Securities for which outstanding Securities are exchangeable, up to the amount of such taxes. In the event that the cash held by the Escrow Agent and so apportioned or to be apportioned is insufficient to pay to the Company or the Escrow Agent the amount of such taxes, the Escrow Agent shall, as soon as reasonably practicable and to the extent legally permissible, sell in accordance with written instructions received from the Company such number of Exchange Securities (including any securities included within the meaning of that term as shall be specified in such written instructions) as may be necessary to pay, from the proceeds thereof after payment of any taxes by the Company and the Escrow Agent on such sale (which shall be similarly evidenced by an Opinion of Counsel and Officers' Certificate), the amount of any such insufficiency. The Escrow Agent shall notify the Company and the Trustee of any such sale and the number of shares sold. Following payment of all necessary amounts to the Company and to the Escrow Agent, the Exchange Rate and the cash apportioned to the Exchange Securities held by the Escrow Agent shall be proportionally adjusted so that the Exchange Securities and the cash apportioned thereto shall be apportioned equally to the Securities of the applicable series outstanding as of immediately after the close of business on the record date or the effective date for the transaction to which this Section 1813 applies (as shall be specified in Section 1804 or 1810, whichever is applicable). Any Holder surrendering any Securities for exchange after such record date, or such effective date, as the case may be, shall be entitled to receive Exchange Securities and cash apportioned thereto as so adjusted pursuant to this Section. If this Section 1813 shall apply to a transaction and the sale by the

Escrow Agent of the consideration receivable therein shall not be legally permissible and the amount of cash apportioned to the Exchange Securities shall not be sufficient to pay all taxes payable by the Company and the Escrow Agent which arise from such transaction (computed as provided in Section 1815), the Company may direct the Escrow Agent to segregate for the benefit of the Company or the Escrow Agent (as the case may be) or deliver to the Company or to the Escrow Agent (as the case may be) an amount of Exchange Securities (including any securities included therein) theretofore held by the Escrow Agent for exchange having a Market Price, as determined by an Officers' Certificate, equal to the unsatisfied portion of the tax payable by the Company or the Escrow Agent (as the case may be) with respect to such transaction including any tax payable upon the delivery or sale thereof in order to satisfy the aforementioned tax, and such Exchange Securities shall thereafter be solely for the account of the Company or the Escrow Agent (as the case may be) and Holders of Securities shall have no rights thereto.

         In the event that an Opinion of Counsel given pursuant to this Indenture concludes that whether the transaction is taxable to the Company or the Escrow Agent is uncertain under the then state of the law or facts or both, the Company shall have the option of requiring the Escrow Agent to segregate the amount of funds that would be payable (or other property in lieu thereof), pursuant to an Officers' Certificate, if such taxes were deemed payable, together with the amount estimated in good faith to be the reasonable costs and expenses (including attorneys' fees) of obtaining a determination as set forth below. The Holders of Securities shall have no rights to such funds or other property, which shall be held by the Escrow Agent for the Company (or for the Escrow Agent, as the case may be) and the Exchange Securities and cash apportioned thereto deliverable upon exchange of Securities pursuant to this Article Eighteen shall be reapportioned as though such segregated amounts had been paid to the Company or the Escrow Agent for such taxes, and any Holder surrendering any Securities for exchange after the record or effective date of the applicable transaction giving rise to an adjustment pursuant to this
Section 1813 shall be entitled to receive only such Exchange Securities and cash. The Company shall thereupon in good faith seek an appropriate determination from the appropriate agencies and, if judged necessary by the Company in good faith, from courts, as to whether the transaction is taxable. If an appropriate determination is made that such transaction is so taxable then the Escrow Agent shall immediately pay the funds or deliver the property so segregated to the Company (or, if taxes are payable by the Escrow Agent, shall retain such funds or property for itself), and if an appropriate determination is made that such transaction is not taxable or an amount of tax is payable which is less than the amount of funds or property so segregated, then the Escrow Agent, after paying the Company (or itself, as the case may be) out of funds or property the reasonable expenses and costs (including attorneys' fees) of obtaining such determination (and any taxes so payable), shall apportion such remaining funds or other property which had been so segregated among the Exchange Securities and cash apportioned thereto as of immediately after the close of business on the record date or the effective date of such transaction giving rise to an adjustment pursuant to Section 1804 or 1810 hereof, whichever is applicable. If any Security has been exchanged on or after such record date or such effective date, as the case may be, and before a determination is made that no taxes are payable or an amount of tax is payable which is less than the amount of funds or property so segregated, the

Escrow Agent, to the extent not previously delivered, shall deliver such Exchange Securities and cash and other property apportioned thereto as reapportioned following such determination, to the person to which and in the manner in which the other proceeds of the exchange of such Securities were delivered.

         SECTION 1814.  CASH EQUIVALENT.

         Notwithstanding any other provision in this Article Eighteen, in lieu of delivering certificates representing Exchange Securities in exchange for Securities surrendered in accordance with Section 1802, the Escrow Agent shall, if so directed by the Company, pay to the Holder surrendering such Securities an amount in cash equal to the value of Exchange Securities for which such Securities are exchangeable (based on the Market Price on the date of receipt by the Escrow Agent of the notice of exchange delivered by such Holder pursuant to Section 1802), plus any cash and other property theretofore apportioned to such Exchange Securities in accordance with Section 1805. Prior to so directing the Escrow Agent to make any such cash payment, the Company shall deposit with the Escrow Agent the cash so payable.

         SECTION 1815.  COMPUTATION OF TAXES PAYABLE.

         If there shall be any distribution or grant of money, securities, other property rights, options or warrants on or with respect to Exchange Securities held by the Escrow Agent under the Escrow Agreement, or the sale thereof by the Escrow Agent, as provided in Section 1805(3), or any transaction referred to in Section 1813, and such distribution, grant, sale or transaction is or may be taxable to the Company or the Escrow Agent (or would be taxable if the Company or the Escrow Agent, as the case may be, then had any income tax liability), the amount of taxes payable, or estimated to be payable, as a result of such distribution, grant, sale or transaction shall be deemed, for purposes of Section 1805(3) and 1813, to be the higher of (1) the actual amount payable, or estimated to be payable, as a result thereof and (2) the amount which would be payable, or estimated to be payable, as a result thereof if the income from such distribution, grant, sale or transaction, net of expenses thereof, were the sole income of the Company or the Escrow Agent, as the case may be, and the Company or the Escrow Agent, as the case may be, had no deductions, expenses, loss carryforwards, or credits, and was not entitled to any refunds, for the period.




REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        DIGITAL EQUIPMENT CORPORATION



Attest:                                 By:_______________________________
                                        Name:
                                        Title:
____________________________




                                        BANKERS TRUST COMPANY, Trustee



Attest:                                 By:  ______________________________
                                        Name:
                                        Title:
_____________________________

                                   EXHIBIT A

                                Form of Security
                                ----------------

FORM OF FACE OF SECURITY

         [If the Security is an Original Issue Discount Security, insert -- FOR PURPOSES OF SECTION 1273 and 1275 OF THE UNITED STATES INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS SECURITY IS ___% OF ITS PRINCIPAL AMOUNT, THE ISSUE DATE IS _____________, 19__ [AND] THE YIELD TO MATURITY IS ___% [, THE METHOD USED TO DETERMINE THE AMOUNT OF ORIGINAL ISSUE DISCOUNT APPLICABLE TO THE SHORT ACCRUAL PERIOD OF ___________, 19__ TO _________, 19__, IS ___% OF THE PRINCIPAL AMOUNT OF THIS SECURITY.]


                         DIGITAL EQUIPMENT CORPORATION


No._______                                                     $________________


         DIGITAL EQUIPMENT CORPORATION, a corporation duly organized and existing under the laws of the Commonwealth of Massachusetts (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________________________________, or registered assigns, the principal sum of ____________________________________________ Dollars on
_________________________________.

         [IF THE SECURITY IS TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- and to pay interest thereon from _____________, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on __________ and _________ _ in each year, commencing ____________, at the rate of ___% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate of ___% per annum on any overdue principal and premium and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ____________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of

Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.]

         [IF THE SECURITY IS NOT TO BEAR INTEREST PRIOR TO MATURITY, INSERT -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of ___% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

         Payment of the principal of (and premium, if any, on) [IF APPLICABLE, INSERT -- and interest on] this Security will be made at the office or agency of the Company maintained for that purpose in _________, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert -- ; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register].

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporation seal.

DATED:                                    DIGITAL EQUIPMENT CORPORATION


                                          By:___________________________________

ATTEST:

_________________________________

FORM OF REVERSE OF SECURITY

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of January 21, 1994 (herein called the "Indenture"), between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [IF APPLICABLE, INSERT -- limited in aggregate principal amount to $___________].

         [If applicable, insert -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [IF APPLICABLE, INSERT
- -- (1) on _________ in any year commencing with the year _______ and ending with the year _______ through operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [IF APPLICABLE, INSERT -- on or after ___________, 19__], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [if applicable, insert -- on or before ______________, ___%, and if redeemed] during the 12-month period beginning ___________ of the years indicated,

                            Redemption                                        Redemption
         Year                  Price                      Year                   Price
         ----               ----------                    ----                ----------








and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption [IF APPLICABLE, INSERT -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments the Stated Maturity of which is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [IF APPLICABLE, INSERT -- The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on _______ in any year commencing with the year _____ and ending with the year _____ through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [IF APPLICABLE, INSERT -- on or after ______________], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning __ ______ of the years indicated,

                           Redemption Price for                Price For Redemption
                            Redemption Through                 Otherwise Than Through
                             Operation of the                   Operation of the
        Year                   Sinking Fund                       Sinking Fund
        ----               --------------------               -----------------------






and thereafter at a Redemption Price equal to ___% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

      [IF APPLICABLE, INSERT -- The sinking fund for this series provides for the redemption on ____________ in each year beginning with the year _____ and ending with the year _____ of [not less than] $_________ [("mandatory sinking fund") and not more than $_____ ___] aggregate principal amount of Securities of this series. [Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made -- in the inverse order in which they become due.]]

      In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      [IF APPLICABLE, INSERT -- Any Securities called for redemption, unless surrendered for conversion before the close of business on the Business Day prior to the Redemption Date, may be deemed to be purchased from the Holders of such Securities at an amount not less than the Redemption Price, together with accrued interest, if any, to the Redemption Date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Securities from the Holders, to convert them into Common Stock of the Company and to make payment for such Securities to the Trustee in trust for such Holders.]

      The Securities are subordinated to all existing and future Senior Indebtedness. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Indenture does not limit the present or future amount of Senior Indebtedness the Company may have. The Company agrees, and each Security holder by accepting a Security agrees, to such subordination and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

      [IF APPLICABLE, INSERT -- Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on __________, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Business Day immediately preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $______ aggregate principal amount of Securities for each share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security in the manner set forth in the Indenture. The Company's delivery to the Holder of the fixed number of shares of Common Stock of the Company (and any cash in lieu of a fractional share of such Common Stock) into which the Security is convertible shall be deemed to satisfy the Company's obligation to pay the principal amount of the Security and all accrued interest and original issue discount that has not previously been paid. The Common Stock of the Company so delivered shall be treated as issued first in payment of accrued interest and original issue discount and then in payment of principal. Thus, accrued interest and original issue discount shall be treated as paid rather than cancelled, extinguished or forfeited. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer or lease of its properties and assets substantially as an entirety, the Indenture shall be amended, without the consent of any Holders of Securities, as set forth in, and in accordance with, the provisions of the Indenture. All of the terms and conditions relating to any conversion of this Security shall be as set forth in the Indenture.]

      [IF APPLICABLE, INSERT -- Subject to the provisions of the Indenture, at the option of the holder hereof, this Security (or any portion hereof which is a multiple of $1,000) may be exchanged for ______ shares of ________ of _________ (the "Exchange Securities")

(calculated to the nearest ____ of a share) for each $1,000 principal amount hereof (and cash and other property in certain events), subject to such adjustments, if any, to the Exchange Rate and the securities or other property deliverable upon exchange hereof as may be required by the Indenture, upon delivery of this Security to the Company at the office or agency maintained by the Company for such purpose, accompanied by instruments of transfer, in form satisfactory to the Company, duly executed by the Holder, and by written notice that the Holder elects so to exchange this Security (or any portion hereof which is a multiple of $1,000). The right of exchange shall terminate on the close of business on__________, or, if this Security shall be called for redemption on the close of business on the Business Day next preceding the Redemption Date (unless in the case of any such redemption the Company shall default in the payment due upon the redemption hereof). Except as provided in this paragraph or as otherwise expressly provided in the Indenture, no payment or adjustment shall be made on account of interest accrued on any Security (or portion thereof) so exchanged or on account of any dividends on the Exchange Securities delivered upon such exchange. No fractional Exchange Securities shall be delivered upon exchange hereof, but the Company shall pay a cash adjustment in lieu thereof.]

      The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of this Security and (b) certain other obligations, in each case upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

      [IF THE SECURITY IS NOT AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT --If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

      [IF THE SECURITY IS AN ORIGINAL ISSUE DISCOUNT SECURITY, INSERT --If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [-- INSERT FORMULA FOR DETERMINING THE AMOUNT]. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the

Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this series are issuable only in registered form without coupons in denominations of $_____ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future shareholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

      All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                           FORM OF CONVERSION NOTICE


      The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Digital Equipment Corporation in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for any fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Principal Amount of this Security
to be Converted
$_______________


                             ____________________________________
                             (Signature)

                             If shares of Common Stock are to be issued and registered otherwise than to the registered Holder named above, please print or typewrite name and address, including zip code, and social security or other taxpayer identification number.

                             ________________________________________

                             ________________________________________

                             ________________________________________

                     FORM OF NOTICE OF ELECTION TO EXCHANGE

      The undersigned owner of this Security hereby irrevocably exercises the option to exchange this Security, or portion hereof below designated, for Exchange Securities or securities or other property or cash in accordance with the terms of the Indenture referred to in this Security and directs that the Exchange Securities, other securities, other property or cash deliverable upon the exchange, together, with any check in payment for fractional Exchange Securities and any Securities representing any unexchanged principal amount hereof, be issued and delivered to the registered Holder hereof unless a different name has been indicated below. If the Exchange Securities or other securities are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:

                                         ______________________________
                                                (Signature)

                                         Principal Amount of this Security
                                         to be Exchanged
                                         $_______________

Fill in for registration of Exchange Securities or other securities if to be delivered, and of Securities if to be issued, otherwise then to the registered Holder.

_______________________                  ______________________________
      (Name)                      (Social Security or Other Taxpayer
_______________________                  Identifying Number)
      (Address)

________________________
(Please print name and
address, including zip code
number)